================================================================================

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                              SMARTIRE SYSTEMS INC.

                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

================================================================================

                              SMARTIRE SYSTEMS INC.
                         Suite #150, 13151 Vanier Place
                   Richmond, British Columbia, Canada V6V 2J1


              NOTICE OF ANNUAL AND EXTRAORDINARY GENERAL MEETING OF
                                  SHAREHOLDERS

On Tuesday, December 5, 2000, SmarTire Systems Inc. (the "Company") will hold its 2000 Annual and Extraordinary General Meeting of Shareholders (the "Meeting") at the offices of Clark, Wilson, 7th Floor Boardroom, 885 West Georgia Street, Vancouver, British Columbia, Canada. The Meeting will begin at 9:00 a.m., Vancouver time.

At the Meeting, the Shareholders will be asked:

1.     To receive and consider the Report of the Directors to the Shareholders;

2. To receive and consider the financial statements of the Company together with the auditor's report thereon for the fiscal year ended July 31, 2000;

3. To appoint the auditor for the Company to hold office until the next annual general meeting of the Company;

4. To authorize the directors to fix the remuneration to be paid to the auditors;

5. To consider and, if thought fit, to approve an ordinary resolution to set the number of directors at six (6);

6. To elect directors to hold office until the next annual general meeting of the Company;

7. To consider, and if thought fit, to approve a special resolution pursuant to section 230 of the Company Act (British Columbia) that:

       (a) the authorized capital of the Company be altered by increasing the number of Common Shares without par value by 181,251 Common Shares, so that the authorized capital of the Company shall consist of 200,020,000 shares divided into:

              (i)    200,000,000 Common Shares without par value; and

              (ii)   20,000 Preferred Shares with a par value of $1,000.00 each;
                     and

       (b) the second paragraph of the Memorandum of the Company shall be altered accordingly.

8. To consider and, if thought fit, to approve a special resolution that the existing Articles of the Company be cancelled, and that the form of the Articles attached as Exhibit "B" to the accompanying Proxy Statement and Information Circular be adopted as the Articles of the Company, in substitution for, and to the exclusion of, the existing Articles of the Company.

9. To consider and, if thought fit, approve an ordinary resolution to adopt a formal incentive compensation plan (the "1999 Incentive Compensation Plan") providing for the granting to eligible employees, directors, officers and consultants of the Company or any Related Entity (as defined in the 1999 Incentive Compensation Plan), such incentive awards as the Board of Directors or a committee of the Board of Directors appointed to administer the 1999 Incentive Compensation Plan may from time to time approve, provided that:

       (a)    the awards may consist of:

              (i) Common Shares or cash, or a combination of Common Shares, cash or other securities, earned in whole or in part upon the attainment of performance criteria that may from time to time be established by the Board of Directors or by a committee of the Board of Directors, or

              (ii) stock options, stock appreciation rights, restricted stock and/or certain other rights and benefits; and

       (b) any stock options granted under the 1999 Incentive Compensation Plan shall be subject to the provisions of the Company's 1998 Stock Incentive Plans and any subsequent stock incentive plans that are approved by the Shareholders.

10. To consider and, if thought fit, approve an ordinary resolution to adopt a formal stock incentive plan (the "2000 Stock Incentive Plan") providing for the granting to eligible employees, directors, officers and consultants of the Company or any Related Entity (as defined in the 2000 Stock Incentive Plan), such incentive awards as the Board of Directors or a committee of the Board of Directors appointed to administer the 2000 Stock Incentive Plan may from time to time approve, provided that:

       (a)    the awards may consist of:

              (i) Common Shares or cash, or a combination of Common Shares, cash or other securities, earned in whole or in part upon the attainment of performance criteria that may from time to time be established by the Board of Directors or by a committee of the Board of Directors, or

              (ii) stock options, stock appreciation rights, restricted stock and/or certain other rights and benefits; and

       (b) the maximum number of common shares of the Company that will be issuable pursuant to all awards granted under the 2000 Stock Incentive Plan will be 800,000.

11. To consider and, if thought fit, approve an ordinary resolution to adopt a formal stock incentive plan (the "2000 US Stock Incentive Plan") providing for the granting to eligible employees, directors, officers and consultants of the Company or any Related Entity (as defined in the 2000 US Stock Incentive Plan) who are resident in the United States and/or subject to taxation in the United States, such incentive awards as the Board of Directors or a committee of the Board of Directors appointed to administer the 2000 US Stock Incentive Plan may from time to time approve, provided that:

       (a)    the awards may consist of:

              (i) Common Shares or cash, or a combination of Common Shares, cash or other securities, earned in whole or in part upon the attainment of performance criteria that may from time to time be established by the Board of Directors or by a committee of the Board of Directors, or

              (ii) stock options, stock appreciation rights, restricted stock and/or certain other rights and benefits; and

       (b) the maximum number of common shares of the Company that will be issuable pursuant to all awards granted under the 2000 US Stock Incentive Plan will be 200,000.

Your Board of Directors recommends that you vote in favor of the proposals outlined in this Proxy Statement and Information Circular.

At the Meeting, the Company will also report on its 2000 business results and other matters of interest to Shareholders.

A Proxy Statement and Information Circular and Proxy Form accompany this Notice of Meeting. These documents provide additional information relating to the matters to be dealt with at the Meeting and form part of this Notice of Meeting.

The share transfer books of the Company will not be closed, but the Board of Directors has fixed October 27, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Each registered Shareholder at the close of business on that date is entitled to such notice and to vote at the Meeting in the circumstances set out in the accompanying Proxy Statement and Information Circular.

If you are unable to attend the Meeting in person, please complete, sign and date the enclosed Proxy Form and return the same in the enclosed return envelope provided for that purpose. If you receive more than one Proxy Form because you own shares registered in different names or addresses, each Proxy Form should be completed and returned. The completed form of proxy must be received by Pacific Corporate Trust Company not later than 48 hours prior to the commencement of the Meeting (or if adjourned or postponed, any reconvening thereof), at Suite 830, 625 Howe Street, Vancouver, British Columbia, V6C 3B8, or by fax at (604) 689-8144. However, the Chairman of the Meeting has the discretion to accept proxies filed less than 48 hours prior to the commencement of the Meeting (or, if adjourned or postponed, any reconvening thereof).

DATED at Richmond, British Columbia, this 27th day of October, 2000.

BY ORDER OF THE BOARD OF DIRECTORS

/s/  ROBERT V. RUDMAN
--------------------------------
ROBERT V. RUDMAN,
CHAIRMAN AND
CHIEF EXECUTIVE OFFICER

                                  PLEASE VOTE.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.

                              SMARTIRE SYSTEMS INC.
                            #150, 13151 VANIER PLACE,
                   RICHMOND, BRITISH COLUMBIA, CANADA V6V 2J1


                    PROXY STATEMENT AND INFORMATION CIRCULAR

                       IN CONNECTION WITH THE ANNUAL AND
                      EXTRAORDINARY GENERAL MEETING TO BE
                            HELD ON DECEMBER 5, 2000

            (As at September 30, 2000 except as otherwise indicated)



MANAGEMENT SOLICITATION

This Proxy Statement and Information Circular is furnished to the members (the "Shareholders") by the Board of Directors of SmarTire Systems Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual and Extraordinary General Meeting (the "Meeting") of the Shareholders to be held at 9:00 a.m. (Vancouver time) on Tuesday, December 5, 2000, at the offices of Clark, Wilson, 7th Floor Board Room, 885 West Georgia Street, Vancouver, British Columbia, Canada, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual and Extraordinary General Meeting of Shareholders (the "Notice of Meeting").

The solicitation will be conducted by mail and may be supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company does not reimburse Shareholders, nominees or agents for the cost incurred in obtaining from their principal authorization to execute forms of proxy; except that the Company has requested brokers and nominees who hold stock in their respective names to furnish this proxy material to their customers, and the Company will reimburse such brokers and nominees for their related out of pocket expenses. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation will be borne by the Company.

References in this Proxy Statement and Information Circular to "member" or "Shareholder" or "Shareholders" are references to the holder or holders of record of shares of common stock without par value of the Company (the "Common Shares").

This Proxy Statement and Information Circular and the accompanying Proxy Form are being delivered to Canadian and United States intermediaries holding Common Shares on behalf of another person or corporation, and are being mailed on or about November 1, 2000 to all registered Shareholders as of the close of business on October 27, 2000 (the "Record Date").

The principal executive offices of the Company are located at Suite #150, 13151 Vanier Place, Richmond, British Columbia, Canada, V6V 2J1.

All references in this Proxy Statement and Information Circular to dollars or $ are to Canadian dollars, unless otherwise specified.

CURRENCY EXCHANGE RATES

On October 2, 2000, the noon rate of exchange quoted by the Federal Reserve Bank of New York was $1.51 Canadian dollar per one United States dollar.

The following table reflects the rate of exchange quoted by the Federal Reserve Bank of New York for Canadian dollars per one United States dollar in effect at the end of the following periods and the average, high and low rates of exchange during such periods.

                                              Average     Close      High      Low
                                              -------     -----      ----      ---
Fiscal Year Ended 7/31/00                       1.47       1.49      1.51     1.44
Fiscal Year Ended 7/31/99                       1.51       1.51      1.58     1.45
Fiscal Year Ended 7/31/98                       1.43       1.51      1.51     1.37
Fiscal Year Ended 7/31/97                       1.37       1.38      1.40     1.33
Fiscal Year Ended 7/31/96                       1.35       1.37      1.38     1.33
Fiscal Year Ended 7/31/95                       1.38       1.37      1.42     1.34

VOTING AND REVOCABILITY OF PROXIES

The authorized capital of the Company consists of: 199,818,749 Common Shares without par value, and 20,000 Preferred Shares with a par value of $1,000 per share. As of October 2, 2000, there were 14,506,297 issued and outstanding Common Shares and no issued or outstanding Preferred Shares. The record date for determining the names of Shareholders entitled to receive the Notice of Meeting and to vote at the Meeting is the close of business on October 27, 2000.

Holders of Common Shares are entitled to vote at the Meeting. A Shareholder is entitled to one vote for each Common Share that such Shareholder holds on the Record Date on the proposals to be acted upon at the Meeting and any other matter to come before the Meeting.

Shareholders personally present, being not less than two and who hold or represent by proxy in the aggregate not less than one-tenth of the issued capital of the Company entitled to vote, constitute a quorum. Abstentions are considered present for purposes of determining whether the quorum requirement is met. All proposals, other than a special resolution, require the affirmative vote by a simple majority of the votes cast in person or by proxy at the Meeting.

The persons named as proxyholders (the "designated persons") in the enclosed form of proxy were designated by the Directors of the Company. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A

SHAREHOLDER) (WHICH MAY BE A CORPORATION) TO ATTEND AND ACT FOR AND ON BEHALF OF THAT SHAREHOLDER AT THE MEETING, OTHER THAN THE DESIGNATED PERSONS IN THE ENCLOSED FORM OF PROXY. TO EXERCISE THIS RIGHT, THE SHAREHOLDER MAY DO SO BY STRIKING OUT THE PRINTED NAMES AND INSERTING THE NAME OF SUCH OTHER PERSON AND, IF DESIRED, AN ALTERNATE TO SUCH PERSON IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY.

In order to be voted, the completed form of proxy must be received by Pacific Corporate Trust Company not later than 48 hours prior to the commencement of the Meeting (or if adjourned or postponed, any reconvening thereof), at Suite 830, 625 Howe Street, Vancouver, British Columbia, V6C 3B8, or by fax at (604) 689-8144. However, the Chairman of the Meeting has the discretion to accept proxies filed less than 48 hours prior to the commencement of the Meeting (or if adjourned or postponed, any reconvening thereof).

A proxy may not be valid unless it is dated and signed by the Shareholder who is giving it or by that Shareholder's attorney-in-fact duly authorized by that Shareholder in writing or, in the case of a corporation, dated and executed by any duly authorized officer of, or attorney-in-fact for, the corporation. If a form of proxy is executed by an attorney-in-fact for an individual Shareholder or joint Shareholders or by an officer or attorney-in-fact for a corporate Shareholder, the instrument so empowering the officer or attorney-in-fact, as the case may be, or a notarial copy thereof, should accompany the form of proxy.

A Shareholder who has given a proxy may revoke it at any time, before it is exercised, by an instrument in writing (a) executed by that Shareholder or by that Shareholder's attorney-in-fact authorized in writing or, where that Shareholder is a corporation, by a duly authorized officer of, or attorney-in-fact for, the corporation; and (b) delivered either (i) to the registered office of the Company at Suite 800 - 885 West Georgia Street, Vancouver, British Columbia, V6C 3H1 (Attention: Bernard Pinsky) at any time up to and including the last business day preceding the day of the Meeting or, if adjourned or postponed, any reconvening thereof, or (ii) to the Chairman of the Meeting prior to the vote on matters covered by the proxy on the day of the Meeting or, if adjourned or postponed, any reconvening thereof; or in any other manner provided by law. Also, a proxy will automatically be revoked by either
(i) attendance at the Meeting and participation in a poll (ballot) by a Shareholder or (ii) submission of a subsequent proxy in accordance with the foregoing procedures. A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation.

IN THE ABSENCE OF ANY INSTRUCTIONS, THE DESIGNATED PERSONS OR OTHER PROXY AGENT NAMED ON THE PROXY FORM WILL CAST THE SHAREHOLDER'S VOTES ON ANY POLL (BALLOT) FOR THE APPROVAL OF ALL THE MATTERS IN THE ITEMS SET OUT IN THE FORM OF PROXY AND IN FAVOR OF EACH OF THE NOMINEES NAMED THEREIN FOR ELECTION AS DIRECTORS.

The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to other matters which may properly come before the Meeting, including any amendments or variations to any matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting. At the date of this Proxy Statement and Information Circular, management of the Company knew of no such amendments, variations, or other matters to come before the Meeting.

In the case of abstentions from or withholding of the voting of shares on any matter, the shares which are the subject of the abstention or withholding ("non-voted shares") will be counted for determination of a quorum, but will not be counted as affirmative or negative on the matter to be voted upon.

No person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement and Information Circular in connection with the solicitation of proxies and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. The delivery of this Proxy Statement and Information Circular shall not create, under any circumstances, any implication that there has been no change in the information set forth herein since the date of this Proxy Statement and Information Circular. This Proxy Statement and Information Circular does not constitute the solicitation of a proxy by anyone in any jurisdiction in which such solicitation is not authorized or in which the person making such solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer or solicitation.

                                   PROPOSAL 1
                             APPOINTMENT OF AUDITOR

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the appointment of KPMG LLP, Chartered Accountants, of Vancouver, British Columbia, as the auditor of the Company to hold office for the ensuing year. Shares represented by proxies which are marked "Withhold" with respect to the appointment of the auditor will be counted for determination of a quorum, but will not be counted as either an affirmative vote for or a negative vote against such appointment.

KPMG LLP were first appointed auditor of the Company on April 29, 1994. Representatives of KPMG LLP are expected to be present at the Meeting but not expected to make a statement. However, they are expected to be available to respond to appropriate questions.

                                   PROPOSAL 2
               AUTHORIZATION FOR BOARD OF DIRECTORS TO FIX AUDITOR
                                  REMUNERATION

Under the Company Act (British Columbia), the remuneration of the auditor of the Company must be set by ordinary resolution of the Shareholders or, if the Shareholders so resolve, by the Board of Directors. In order to provide the Company with the necessary flexibility to effectively manage the engagement of the auditor, it is important that the Board of Directors have the authority to negotiate and fix the remuneration to the paid to the auditor in connection with the services to be provided to the Company. Accordingly, the following ordinary resolution will be presented for approval at the Meeting:

"BE IT RESOLVED THAT:

       (a) the Board of Directors be and is hereby authorized to fix the remuneration to be paid to the auditor, as appointed by ordinary resolution of the Shareholders, in connection with the services to be provided to the Company by such auditor; and

       (b) the Board of Directors be and is hereby authorized to delegate to any one senior officer of the Company the authority to negotiate and enter into an agreement with the Company's auditor with respect to the services to be provided by it to the Company, and the remuneration to be paid to the auditor for such services, on such terms and conditions as the senior officer deems fair and reasonable."

                                   PROPOSAL 3
                      DETERMINATION OF NUMBER OF DIRECTORS

Under the Company's Articles, the Company may have not less than three (3) and not more than twenty (20) Directors. Unless the number of Directors is fixed by ordinary resolution of the Shareholders, the number of Directors may be determined within this range by resolution of the Board of Directors. By Shareholders' resolution adopted at the last annual general meeting of the Company, the number of Directors was set at seven (7). There are currently six
(6) members of the Board of Directors, as one of the Directors elected at the last annual general meeting has resigned. Management proposes that the number of Directors be set at six (6). Accordingly, the following ordinary resolution will be presented for approval by the Shareholders at the Meeting:

"BE IT RESOLVED THAT the number of Directors be and is hereby set at six (6)."

                                   PROPOSAL 4
                              ELECTION OF DIRECTORS

The directors of the Company are elected at each annual general meeting and hold office until the next annual general meeting or until their successors are appointed. In the absence of instructions to the contrary, the enclosed proxy will be voted for all of the six current Directors, each of whom management proposes to nominate. Shares represented by proxies which are marked "Withhold" with respect to the election of any nominee will be counted for determination of a quorum, but will not be counted as either an affirmative vote for such nominee or a negative vote against the nominee.

Advance notice of the Meeting inviting nominations for directors of the Company was published in The Province newspaper in Vancouver, British Columbia, on October 9, 2000 in accordance with Section 111 of the Company Act (British Columbia), and delivered to the British Columbia Securities Commission on October 2, 2000 in accordance with National Policy No. 41 of the Canadian Securities Administrators. The following information regarding the Company's Directors is relevant to your consideration of the nominees proposed by management:

------------------------------------------------------------------------------------------------------------------------
   NAME, COUNTRY OF             PRINCIPAL OCCUPATION OR EMPLOYMENT                  AGE AS AT            DATE ON WHICH
ORDINARY RESIDENCE AND           AND, IF NOT AN ELECTED DIRECTOR,                 SEPTEMBER 30,          THE NOMINEE
POSITION HELD WITH THE        OCCUPATION DURING THE PAST FIVE YEARS                   2000                  BECAME A
      COMPANY                                                                                            DIRECTOR OF THE
                                                                                                            COMPANY
------------------------------------------------------------------------------------------------------------------------
LAWRENCE BECERRA *         Principal and founder of West Sussex Trading,               48                 March 30/98
United Kingdom             Inc.
DIRECTOR
------------------------------------------------------------------------------------------------------------------------
JOHN BOLEGOH               Technical Support Manager, SmarTire Systems                 56                  Dec. 2/93
Canada                     Inc.
TECHNICAL SUPPORT
MANAGER and
DIRECTOR
------------------------------------------------------------------------------------------------------------------------
KEVIN CARLSON              Chief Financial Officer, General Manager and                39                  Dec 17/98
Canada                     Corporate Secretary, SmarTire Systems Inc.
CHIEF FINANCIAL
OFFICER, GENERAL
MANAGER, CORPORATE
SECRETARY and
DIRECTOR
------------------------------------------------------------------------------------------------------------------------
BERNARD PINSKY *           Lawyer and partner at Clark, Wilson.                        46                  Aug. 19/98
Canada
DIRECTOR
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
   NAME, COUNTRY OF             PRINCIPAL OCCUPATION OR EMPLOYMENT                  AGE AS AT            DATE ON WHICH
ORDINARY RESIDENCE AND           AND, IF NOT AN ELECTED DIRECTOR,                 SEPTEMBER 30,          THE NOMINEE
POSITION HELD WITH THE        OCCUPATION DURING THE PAST FIVE YEARS                   2000                  BECAME A
      COMPANY                                                                                            DIRECTOR OF THE
                                                                                                            COMPANY
------------------------------------------------------------------------------------------------------------------------
ROBERT RUDMAN *            President, Chairman and Chief Executive Officer,            53                 Sept. 22/93
Canada                     SmarTire Systems Inc.
PRESIDENT, CHAIRMAN,
CHIEF EXECUTIVE
OFFICER and DIRECTOR
------------------------------------------------------------------------------------------------------------------------
DANA STONEROOK             Vice President, Customer Development                        43                  June 4/99
United States              TRW Automotive Electronics
DIRECTOR
------------------------------------------------------------------------------------------------------------------------

*      Member of the Audit Committee.

BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATION OF DIRECTORS, EXECUTIVE OFFICER AND SIGNIFICANT EMPLOYEES

The present and principal occupations of the Company's directors and executive officers during the last five years are set forth below:

IAN BATEMAN:

       Mr. Bateman is the Managing Director for SmarTire (Europe) Limited. He is a U.K. resident and has extensive sales, marketing and senior managerial experience in a variety of facets of European automotive industries. From 1966 to 1973 he was a manager with Mid Bucks Automotive Limited. During 1973 to 1979 Mr. Bateman was a manager with Renault U.K. Limited, and was instrumental in the formation of a direct sales company in the U.K. with a sales budget of pound sterling 100 million per year. Between 1979 and 1991 he operated his own marketing company which expanded to supply every European car manufacturer/importer, with the exception of just three, with an overall turnover of pound sterling 10 million per year. From 1991 and prior to joining SmarTire (Europe) Limited, Mr. Bateman carried out independent consulting services, most importantly with Otter Controls Limited, which was implementing a marketing program for a tire-monitoring system.

LAWRENCE BECERRA:

       Mr. Becerra has an extensive background in international finance. Since 1996, he has been the principal and founder of West Sussex Trading, Inc. which is involved in corporate finance activities. Between 1992 and 1996 Mr. Becerra was the Senior Proprietary Trader promoted from the position of Manager of European Money Market Trading for Goldman Sachs International in London, England. Between 1987 and 1992 Mr. Becerra was the Managing Director for Czarnikow Financial Futures. Between 1984 and 1987, he held the position of Senior Trader with TransMarket Group, Inc. Between 1976 and 1984, Mr. Becerra worked for Continental Bank in London and ended his tenure as the Executive Director representing all trading activities for the company. He attended Middlebury College in Middlebury,

       Vermont between 1970 and 1974 and Hackley School in Tarrytown, New York between 1968 and 1970.

JOHN BOLEGOH:

       Mr. Bolegoh has an extensive background in tire product engineering, including twenty years with Michelin Technical Services Canada Limited in positions of increasing responsibility. Mr. Bolegoh joined the Company in 1991. His responsibilities include defining necessary product capabilities and designs for entering various markets; establishing contacts to promote awareness of the Company's technologies; locating and exploring business possibilities with potential distributors; and providing customer relations, problem solving, training and sales assistance. Mr. Bolegoh specialized in mechanical technology at the Hamilton Institute of Technology in Hamilton, Ontario.

KEVIN CARLSON:

       Mr. Carlson joined the Company as Chief Financial Officer in November 1998. Mr. Carlson is responsible for all of the Company's financial and related activities, including Finance, Treasury, Accounting, Taxation, Legal, Management Information Systems and Administration. Effective April 1, 2000 Mr. Carlson assumed the additional responsibilities of General Manager and is responsible for all operating activities of the Company's Richmond office. Prior to joining the Company, Mr. Carlson was Chief Financial Officer of ID Biomedical Corporation, a publicly traded biotechnology company. Previously, he was Chief Financial Officer for three other publicly traded companies. Mr. Carlson spent eight years with KPMG in Calgary, Alberta. In addition to his Chartered Accountancy designation, Mr. Carlson holds a Bachelor of Commerce Degree from the University of Calgary.

SHAWN LAMMERS:

       Mr. Lammers is the Vice President, Engineering. Mr. Lammers is a professional engineer, with a Bachelor of Applied Science degree from the University of British Columbia, specializing in computer engineering. He has developed software for MS-DOS, Windows, UNIX Workstations and Amiga platforms. Mr. Lammers has been with the Company since its inception and is responsible for the development of the patented remote sensing technology utilized in SmarTire's products. He has been the chief engineer in respect to the design, development and production of the Company's passenger car TMS, the commercial vehicle TMS and the industrial equipment TMS.

BERNARD PINSKY:

       Mr. Pinsky is a partner practicing corporate and securities law at Clark, Wilson, one of Vancouver's most established and respected law firms. Mr. Pinsky was called to the British Columbia Bar in 1980, and was admitted to practice law in California in 1999. He has advised a variety of public and private companies on legal matters related to acquisitions, mergers, takeovers, initial public offerings, secondary financings, public company disclosure requirements and stock exchange practice. Mr. Pinsky has been corporate and securities counsel for the Company since 1993.

ROBERT RUDMAN:

       Mr. Rudman is a Chartered Accountant with 15 years of experience assisting public companies, especially on the CDNX. Mr. Rudman joined the Company in March 1993 as the Chief Financial Officer after serving as an independent financial consultant for several months. He was appointed Chief Executive Officer of the Company on January 19, 1996, and served as President from January 19, 1996 to June 3, 1999, when he was appointed Chairman of the Board. Mr. Rudman was reappointed President of the Company effective April 1, 2000. Prior to joining the Company, Mr. Rudman was manager of a California based sales contract financing firm. Previously, he was a partner in a consulting firm providing professional assistance to publicly traded companies. Mr. Rudman became a Chartered Accountant in 1974 and worked with Laventhol & Horwath and Price Waterhouse & Co. in Winnipeg, Manitoba. In addition to his Chartered Accountancy designation, Mr. Rudman holds a Bachelor of Arts degree and graduate business diploma from Lakehead University in Thunder Bay, Ontario.

DANA STONEROOK:

       Mr. Stonerook has been Vice President, Customer Development, TRW Automotive Electronics since January 1999. The group, a unit of TRW Inc., is a leading producer of electronic safety, security and convenience systems for the global automotive electronics market. Mr. Stonerook has an extensive background in international customer relations, electrical engineering and program management. Mr. Stonerook was working for Eagle Monitor Systems, Inc. as manager of design development when TRW Inc. acquired the company in 1981. He has held a number of posts of increasing responsibility within TRW since that time. Mr. Stonerook was named Vice President, Sales, North and South America, for TRW Automotive Electronics Group in September 1995. He was appointed Vice President, Sales and Marketing, Automotive Electronics, North America, for the group in April 1996 and held the position until his present assignment. Mr. Stonerook holds a Bachelor of Science degree in electrical engineering from DeVry Institute of Technology, Chicago.

BOARD AND COMMITTEE MEETINGS

The Board of Directors of the Company held four formal meetings during the year ended July 31, 2000. All other proceedings of the Board of Directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by all the directors are, according to the Company Act (British Columbia) and the Articles of the Company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Pursuant to the requirements of the Company Act (British Columbia), the Company also has an Audit Committee of its Board of Directors presently consisting of Lawrence Becerra, Bernard Pinsky and Robert Rudman. The Company has adopted an Audit Committee Charter with sets forth as a Statement of Policy that the Audit Committee shall provide assistance to the Company's directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate internal controls and accounting, internal and financial reporting practices of the Company, and the quality and integrity of the financial reports of the Company. It further provides that in so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Company. During fiscal 2000, there was one formal meeting of the Audit Committee. Other business of the Audit Committee was conducted by resolutions consented to in writing by all the members and filed with the minutes of the proceedings of the Audit Committee.

The Company has a Compensation Committee made up of Kevin Carlson, William Cronin (Director, SmarTire USA, Inc.) and Lawrence Becerra. The function of the Compensation Committee is to investigate and recommend to the directors appropriate levels and types of compensation for directors, officers and employees of the Company. During fiscal 2000, there were several meetings held by this Committee.

The Company does not have a standing Nominating Committee.

During 2000, each incumbent director attended at least 75% of the aggregate of
(i) the total number of meetings of the Board of Directors held during the period for which he was a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period on which he served.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following tables set forth specified information with respect to the beneficial ownership of the Company's common stock as of September 30, 2000 by:

       - each person or affiliated group which, to the knowledge of the Company, beneficially owns five percent (5%) or more of the outstanding common stock;

       -      each of the Company's directors,

       -      each of the Named Executive Officers (as hereinafter defined); and

       -      all of the Company's executive officers and Directors as a group.

Shares and percentages beneficially owned are based upon 14,506,297 issued and outstanding shares of common stock on September 30, 2000, together with options and warrants that are exercisable for common stock within 60 days from September 30, 2000 for each Shareholder. Under the rules of the United States Securities and Exchange Commission, beneficial ownership includes shares over which the named shareholder exercises voting control and or investment power. Shares of common stock subject to options or warrants that are currently exercisable or will become exercisable within sixty days from September 30, 2000 are deemed outstanding for computing the respective percentage ownership of each person holding the option or warrant, but are not deemed outstanding for purposes of computing the respective ownership percentage of any other person. Unless otherwise indicated in the footnotes below, the Company believes that the persons and entities named in the tables have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

--------------------------------------------------------------------------------------
                BENEFICIAL OWNERS OF FIVE PERCENT (5%) OR MORE OF
                     THE COMPANY'S OUTSTANDING COMMON STOCK
--------------------------------------------------------------------------------------
                               TOTAL NUMBER OF SHARES
              NAME                BENEFICIALLY OWNED                  PERCENT OF CLASS
--------------------------------------------------------------------------------------
Simon Archdale(1)                         2,340,000                             16.1%
--------------------------------------------------------------------------------------
TRW Inc.(2)                                 900,000                              6.2%
--------------------------------------------------------------------------------------

(1) Mr. Archdale's address is Chalet Trois Nicholas, Courtavet, Crans Montana, Valais, Switzerland.
(2)    TRW Inc.'s address is 1900 Richmond Road, Cleveland, Ohio 44124, USA.

--------------------------------------------------------------------------------
              BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK BY
                     DIRECTORS AND NAMED EXECUTIVE OFFICERS
--------------------------------------------------------------------------------
                            TOTAL NUMBER OF SHARES
               NAME           BENEFICIALLY OWNED          PERCENT OF CLASS
--------------------------------------------------------------------------------
                                  Directors
--------------------------------------------------------------------------------
Lawrence Becerra (1)                 162,303                        1.12%
--------------------------------------------------------------------------------
John Bolegoh (2)                      91,604                        0.63%
--------------------------------------------------------------------------------
Kevin Carlson (3)                     42,570                        0.29%
--------------------------------------------------------------------------------
Bernard Pinsky (4)                    40,000                        0.28%
--------------------------------------------------------------------------------
Robert Rudman (5)                    207,024                        1.43%
--------------------------------------------------------------------------------
Dana Stonerook                           nil                          nil
--------------------------------------------------------------------------------
           Named Executive Officers who are not Directors or Nominees
--------------------------------------------------------------------------------
Ian Bateman (6)                       41,500                        0.29%
--------------------------------------------------------------------------------
Shawn Lammers (7)                     35,019                        0.24%
--------------------------------------------------------------------------------
                  Directors and Executive Officers, as a Group
--------------------------------------------------------------------------------
Total Directors/
Executive Officers
(8 persons)                          620,020                        4.27%



(1) Mr. Becerra has incentive stock options for the right to purchase up to an aggregate of 55,000 Common Shares and a warrant for the right to purchase up to an aggregate of 28,803 Common Shares. The options and warrants are immediately exercisable.
(2) Includes 47,080 Common Shares owned by Mr. Bolegoh's wife and children. Mrs. Bolegoh has sole voting and dispositive power with respect to her shares, and Mr. Bolegoh disclaims beneficial ownership of such shares. Mr. Bolegoh has incentive stock options for the right to purchase up to an aggregate of 12,500 Common Shares. All options are immediately exercisable.

(3) Mr. Carlson has incentive stock options for the right to purchase an aggregate of 110,000 Common Shares. The options vest over time and currently 32,000 options are immediately exercisable.
(4) Mr. Pinsky has incentive stock options for the right to purchase an aggregate of 40,000 Common Shares. The options are immediately exercisable.
(5) Mr. Rudman has incentive stock options for the right to purchase an aggregate of 175,000 Common Shares. The options vest over time, and currently 161,000 options are immediately exercisable.
(6) Mr. Bateman has incentive stock options for the right to purchase an aggregate of 87,500 Common Shares. The options vest over time, and currently 41,500 options are immediately exercisable.
(7) Mr. Lammers has incentive stock options for the right to purchase an aggregate of 87,500 Common Shares. The options vest over time, and currently 33,500 options are immediately exercisable.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

The services of Robert Rudman, Director, President, Chairman and Chief Executive Officer of the Company, are provided to the Company pursuant to a Management Agreement dated August 1, 1999. See "Management Agreements and Termination of Employment and Change in Control Arrangements."

The services of Kevin Carlson, Director, Chief Financial Officer, General Manager and Corporate Secretary, are provided to the Company pursuant to a Management Agreement dated August 1, 1999. See "Management Agreements and Termination of Employment and Change in Control Arrangements."

The services of Shawn Lammers, Vice President of Engineering, are provided to the Company pursuant to a Management Agreement dated August 1, 1999. See "Management Agreements and Termination of Employment and Change in Control Arrangements."

The services of Ian Bateman, Managing Director of SmarTire (Europe) Limited, are provided to the Company pursuant to a Management Agreement dated August 1, 1999. See "Management Agreements and Termination of Employment and Change in Control Arrangements."

The services of Bernard Pinsky, Director, are provided through the law firm of Clark, Wilson of which Mr. Pinsky is a partner. Clark, Wilson renders accounts to the Company for Mr. Pinsky's time expended. During the year ended July 31, 2000 the Company paid $149,485 to Clark, Wilson for legal services.

Mr. Becerra is a principal of West Sussex Trading Inc. During the year ended July 31, 2000 the Company paid $470,191 for consulting services and financing fees on the private sale of its common stock and issued 86,409 share purchase warrants at an exercise price of US$2.00, expiring at dates ranging from October 15, 2002 to March 31, 2003, for financing services to West Sussex Trading Inc.

SUMMARY OF EXECUTIVE COMPENSATION

Particulars of compensation awarded to, earned by or paid to:

       (a)    the Company's chief executive officer (the "CEO");

       (b) each of the Company's four most highly compensated executive officers who were serving as executive officers at the end of the most recently completed financial year and whose total salary and bonus exceeds CDN$100,000 per year; or

       (c) any additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of the Company at the end of the most recently completed financial year;

(all such persons are referred to as the "Named Executive Officers") are set out in the summary compensation table below. Except as indicated, all dollar amounts set forth below with respect to the applicable year ended July 31, are expressed in Canadian dollars.

During 2000, six (6) individuals served as executive officers of the Company at various times: Robert Rudman, Mark Desmarais, Kevin Carlson, Shawn Lammers, Gary Schlachter, and Ian Bateman. All except Mr. Lammers qualify as "Named Executive Officers" as defined above.

=====================================================================================
                           SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------
                                                      ANNUAL COMPENSATION
-------------------------------------------------------------------------------------
NAME AND PRINCIPAL              YEAR        SALARY          BONUS        OTHER ANNUAL
POSITION                                                                 COMPENSATION
                                                                              (1)
-------------------------------------------------------------------------------------
Robert V. Rudman                2000       $273,573          Nil              Nil
President, Chairman             1999       $247,301        $90,000            Nil
and Chief Executive             1998       $161,058          Nil          $41,000 (3)
Officer
-------------------------------------------------------------------------------------
Gary Schlachter                 2000       $53,516           Nil              Nil
Executive Vice-President        1999       $142,695          Nil              Nil
Sales and Marketing,            1998       $118,250        $28,600            Nil
SmarTire USA Inc.
-------------------------------------------------------------------------------------
Mark Desmarais                  2000       $168,080          Nil              Nil
President and Chief             1999       $81,244       $66,093 (6)          Nil
Operating Officer,
President and CEO of
SmarTire USA Inc.
-------------------------------------------------------------------------------------
Ian Bateman (7)                 2000       $158,287          Nil              Nil
Managing Director SmarTire      1999       $135,351        $37,032            Nil
(Europe) Limited
-------------------------------------------------------------------------------------
Kevin Carlson (8)               2000       $150,461          Nil              Nil
Chief Financial Officer,
General Manager, Corporate
Secretary and Director
-------------------------------------------------------------------------------------


=================================================================================================
                                        SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------

                                           LONG TERM COMPENSATION (1)
-------------------------------------------------------------------------------------------------
                                           AWARDS                     PAYOUTS
                                ------------------------------        -------
NAME AND PRINCIPAL              SECURITIES         RESTRICTED          LTIP           ALL OTHER
POSITION                        UNDERLYING          SHARES OR         PAYOUTS       COMPENSATION
                                OPTIONS/SARS       RESTRICTED
                                  GRANTED          SHARE UNITS
-------------------------------------------------------------------------------------------------
Robert V. Rudman                   17,500              Nil              Nil          $65,851 (2)
President, Chairman                 Nil                Nil              Nil              Nil
and Chief Executive               220,000              Nil              Nil              Nil
Officer
-------------------------------------------------------------------------------------------------
Gary Schlachter                     Nil                Nil              Nil          $80,908 (4)
Executive Vice-President            Nil                Nil              Nil              Nil
Sales and Marketing,                Nil                Nil              Nil              Nil
SmarTire USA Inc.
-------------------------------------------------------------------------------------------------
Mark Desmarais                     50,000              Nil              Nil         $368,562 (5)
President and Chief                75,000              Nil              Nil          $66,667 (6)
Operating Officer,
President and CEO of
SmarTire USA Inc.
-------------------------------------------------------------------------------------------------
Ian Bateman (7)                    57,500              Nil              Nil              Nil
Managing Director SmarTire         10,000              Nil              Nil              Nil
(Europe) Limited
------------------------------------------------------------------------------------------------
Kevin Carlson (8)                  60,000              Nil              Nil            $22,680
Chief Financial Officer,
General Manager, Corporate
Secretary and Director
------------------------------------------------------------------------------------------------

(1) The value of perquisites and other personal benefits, securities and property for the Named Executive Officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus is not reported herein.
(2)    Amount relates to accumulated vacation pay paid to Mr. Rudman.
(3)    Amount relates to advisory fees paid to Mr. Rudman.
(4) Mr. Schlachter's employment was terminated effective December 24, 1999. Pursuant to a separation agreement, Mr. Schlachter was paid US$50,000 ($CDN73,620) and paid accumulated vacation pay of US$4,950 (CDN$7,288).
(5) Mr. Desmarais' employment was terminated effective March 31, 2000. The Company reimbursed Mr. Desmarais US$48,643 (CDN$71,622) for relocation costs and paid accumulated vacation pay of US$13,197 (CDN$19,431). Pursuant to a separation agreement, Mr. Desmarais was paid US$188,474 (CDN$277,509).
(6) Mr. Desmarais commenced employment with the Company on March 29, 1999. Mr. Desmarais received a signing bonus of US$25,000 (CDN$37,750) and 10,000 shares of the Company's common stock valued at US$28,343 (CDN$42,797). The Company also reimbursed Mr. Desmarais US$44,151 (CDN$66,667) for relocation costs.
(7)    Mr. Bateman commenced employment with the Company on February 2, 1998.
(8) Mr. Carlson commenced employment with the Company on November 16, 1998. Mr. Carlson was paid a signing bonus consisting of 10,000 shares of the Company's common stock valued at $22,680.

The following table sets out the details of all stock options granted to the Named Executive Officers during the most recently completed fiscal year:


--------------------------------------------------------------------------------------------------------
                                OPTION/SAR GRANTS IN THE LAST FISCAL YEAR
--------------------------------------------------------------------------------------------------------
                                NUMBER OF          % OF TOTAL
                               SECURITIES           OPTIONS/
                               UNDERLYING             SARS
                                OPTIONS/           GRANTED TO          EXERCISE
                                  SARS            EMPLOYEES IN           PRICE              EXPIRATION
           NAME                GRANTED (#)         FISCAL YEAR         ($/SHARE)               DATE
========================================================================================================
Robert Rudman (1)                17,500                2.6%             US$2.98            April 7, 2005
--------------------------------------------------------------------------------------------------------

Gary Schlachter(2)                 -                    -                  -                    -
--------------------------------------------------------------------------------------------------------

Mark Desmarais                   50,000                7.4%             US$2.98           Expired during
(1)(3)                                                                                         2000
--------------------------------------------------------------------------------------------------------

Ian Bateman (1)                  57,500                8.5%             US$2.98         December 1, 2004
                                                                                        to April 7, 2005
--------------------------------------------------------------------------------------------------------

Kevin Carlson (1)                60,000                8.9%             US$2.98         December 1, 2004
                                                                                        to April 7, 2005
--------------------------------------------------------------------------------------------------------

(1)    Average price of US$2.98 over term of options.
(2)    Mr. Schlachter's employment was terminated effective December 24, 1999.
(3)    Mr. Desmarais' employment was terminated effective March 31, 2000.

The following table sets out the details of all stock options exercised during the most recently completed fiscal year by the Named Executive Officers:



----------------------------------------------------------------------------------------------------------------------
           AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
----------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF SECURITIES UNDERLYING    VALUE OF UNEXERCISED IN-THE-MONEY
                                                  UNEXERCISED OPTIONS/SARS AT FY-         OPTIONS/SARS AT FY-END
                                                             END (#)                              ($) (1)
                        SHARES       AGGREGATE
                     ACQUIRED ON       VALUE              EXERCISABLE /
         NAME        EXERCISE (#)     REALIZED            UNEXERCISABLE               EXERCISABLE / UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------
                                                  EXERCISABLE     UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------
Robert Rudman            Nil            Nil         161,000            14,000             Nil               Nil

Gary Schlachter(2)       Nil            Nil           Nil               Nil               Nil               Nil

Mark Desmarais(3)        Nil            Nil           Nil               Nil               Nil               Nil

Ian Bateman              Nil            Nil         41,500             46,000             Nil               Nil

Kevin Carlson            Nil            Nil         32,000             78,000             Nil               Nil
----------------------------------------------------------------------------------------------------------------------

(1) The closing price of the Company's common stock on July 31, 2000 was US$1.44 per share (CDN$2.14).
(2)    Mr. Schlachter's employment was terminated effective December 24, 1999.
(3)    Mr. Desmarais' employment was terminated effective March 31, 2000.

There were no options held by the Named Executive Officers that were re-priced during the most recently completed fiscal year.

MANAGEMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

No management functions of the Company are performed to any substantial degree by a person other than the directors or senior officers of the Company.

Effective August 1, 1999, the Board of Directors of the Company approved a new management agreement with Robert Rudman, regarding his position with the Company. The management agreement calls for payment of a base salary of CDN$273,000 per annum subject to increase as from time to time plus incentive compensation as determined by the Company's incentive compensation plan.

The agreement with Mr. Rudman requires the Company to pay a termination allowance in the event of the termination of Mr. Rudman's employment by the Company except for just cause. The termination allowance is equal to the annual salary.

Effective August 1, 1999, the Board of Directors of the Company approved a new management agreement with Kevin Carlson, regarding his position with the Company. The management agreement calls for payment of a base salary of CDN$140,000 per annum subject to increase as from time to time plus incentive compensation as determined by the Company's incentive compensation plan. Effective April 1, 2000 Mr. Carlson's salary was increased to CDN$170,000 per annum due to the assumption of General Manager responsibilities.

The agreement with Mr. Carlson requires the Company to pay a termination allowance in the event of the termination of Mr. Carlson's employment by the Company except for just cause. The termination allowance is equal to the annual salary.

Effective August 1, 1999, the Board of Directors of the Company approved a new management agreement with Ian Bateman, regarding his position with the Company. The management agreement calls for payment of a base salary of pound sterling 67,000 per annum subject to increase as from time to time plus incentive compensation as determined by the Company's incentive compensation plan.

The agreement with Mr. Bateman requires the Company to pay a termination allowance in the event of the termination of Mr. Bateman's employment by the Company except for just cause. The termination allowance is equal to the annual salary.

Effective August 1, 1999, the Board of Directors of the Company approved a new management agreement with Shawn Lammers, regarding his position with the Company. The management agreement calls for payment of a base salary of

CDN$120,000 per annum subject to increase as from time to time plus incentive compensation as determined by the Company's incentive compensation plan.

The agreement with Mr. Lammers requires the Company to pay a termination allowance in the event of the termination of Mr. Lammers' employment by the Company except for just cause. The termination allowance is equal to the annual salary.

Other than as discussed above, the Company has no plans or arrangements in respect of remuneration received or that may be received by Named Executive Officers of the Company in fiscal 2000 to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $100,000 per Named Executive Officer.

OTHER COMPENSATION PLANS APPLICABLE TO DIRECTORS AND EXECUTIVE OFFICERS

In November 1999, the Company adopted a formal incentive compensation plan (the "EVA Plan") based upon an Economic Value Added ("EVA(TM)") model developed by Stern, Stewart & Co., a global consulting firm. EVA essentially consists of after-tax operating profits after accounting for the cost of capital employed to create such profits. The EVA Plan establishes an incentive pool equal to 10% of EVA improvement over the prior year plus 10% of positive EVA (if achieved) for the year for which incentive awards are being considered. The first incentive pool will be based on the audited consolidated financial statements of the Company for the financial year ended July 31, 2000. There are no incentive awards for fiscal 2000 based on the audited consolidated financial statements. Incentive awards for directors, executive directors and employees will be determined with reference to the incentive pool at the discretion of the Board of Directors, in consultation of the Compensation Committee. Incentive awards equal to not more than one-third of the amount of the incentive pool will be distributed to eligible participants in each of three years. If EVA deteriorates, adjustments will be made to the to the incentive pool.

Directors and executive officers have received from time to time incentive stock options to purchase Common Shares as awarded by the Board of Directors in consultation with the Compensation Committee.

Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors. The Board of Directors may award special remuneration to any director undertaking any special services on behalf of the Company other than services ordinarily required of a director. Other than indicated below, no director received and/or accrued any compensation for his services as a director, including committee participation and/or special assignments.

There are no arrangements or plans in which the Company provides pension, retirement or similar benefits for directors or executive officers.

The Company has adopted two formal stock incentive plans (collectively, the "Stock Incentive Plans") which were approved by the Shareholders at the 1998 Annual General Meeting of the Company. One of the Stock Incentive Plans (the "1998 US Stock Incentive Plan") provides for Awards to Eligible Employees of the Company or of any Related Entity who are resident in the United States and/or subject to taxation in the United States; the other (the "1998 Stock Incentive Plan") provides for Awards to all other Eligible Employees of the Company of any Related Entity.

To date, the Company has granted to directors, officers, employees and consultants incentive stock options to purchase Common Shares subject to and in accordance with the prevailing policies of the stock exchange on which the Company's shares were then listed. Options are granted based on the assessment by the Company's Board of Directors and/or Compensation Committee of the optionee's past and present contribution to the success of the Company. The Company's Common Shares are presently listed for trading on the Nasdaq Small Cap Market. These options are not transferable and are exercisable from the date granted until the earliest of (i) such number of years (up to ten years) from the date of the grant, (ii) 30 days after the option holder leaves his position with the Company, and (iii) such number of days following the death of the optionee as is specified in each optionee's option agreement.

Other than the EVA Plan, the management agreements, the advisory agreements and the 1998 Stock Incentive Plans discussed herein, the Company presently has no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to the Company's directors or executive officers. As discussed under the heading "Particulars of Other Matters to be Acted Upon", the Shareholder approval will be sought at the Meeting for the adoption of an incentive compensation plan designed to facilitate the objectives of the EVA Plan, as well as two additional Stock Incentive Plans, one for eligible participants subject to taxation in the United States and the other for all other eligible participants.

SECTION 16(a) REPORTING

Since the Company is a "foreign private issuer", its insiders are exempt from the reporting requirements of Section 16(a) of the United States Securities Exchange Act of 1934, as amended (the "1934 Act"). Among other things, Section 16(a) of the 1934 Act requires certain "reporting persons" of any issuer with any class of equity securities registered under Section 12 of the 1934 Act to file with the United States Securities and Exchange Commission reports of ownership and changes in ownership of securities of the registered class. Reporting persons consist of directors, executive officers and beneficial owners of more than 10% of the securities of the registered class. The Company is aware that certain persons who would be subject to such reporting requirements, but for the fact that the Company is a "foreign private issuer", have voluntarily filed reports under Section 16(a) of the 1934 Act during the year ended July 31, 2000. However, the Company is not in a position to comment on the completeness of such filings.

INDEBTEDNESS TO COMPANY OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

As at the end of the most recently completed fiscal year, no directors, executive officers or senior officers were indebted to the Company.

                                   PROPOSAL 5
                         INCREASE IN AUTHORIZED CAPITAL

By resolutions adopted as of June 3, 1999, the Board of Directors authorized the Company to cancel a total of 181,251 Common Shares which were then held in escrow pursuant to two escrow agreements required under the policies of the British Columbia Securities Commission. Such Common Shares were surrendered to the Company for cancellation in accordance with the terms of the escrow agreements, without any return of capital or other payment to the holders of the escrowed Common Shares. Pursuant to section 232(1)(c) of the Company Act (British Columbia), the authorized capital of the Company was diminished by the 181,251 Common Shares so cancelled. As a result, the authorized capital of the Company currently consists of 199,838,749 shares divided into:

       (a)    199,818,749 Common Shares without par value; and

       (b)    20,000 Preferred Shares with a par value of $1,000.00 each.

In order to restore the authorized capital of the Company to the level that existed immediately prior to the reduction of authorized capital to reflect the surrender and cancellation of the 181,251 escrowed Common Shares, the Shareholders will be asked to pass a special resolution (as evidenced by a majority of not less than 3/4 of the votes cast at the Meeting) pursuant to section 230 of the Company Act (British Columbia), as follows:

"BE IT RESOLVED, AS A SPECIAL RESOLUTION, THAT:

       (a) the authorized capital of the Company be altered by increasing the number of Common Shares without par value by 181,251 Common Shares, so that the authorized capital of the Company consists of 200,020,000 shares divided into:

              (i)    200,000,000 Common Shares without par value; and

              (ii)   20,000 Preferred Shares with a par value of $1,000.00 each;

       (b) the second paragraph of the Memorandum of the Company shall be altered accordingly; and

       (c) any director or senior officer of the Company be and is hereby authorized to take such steps as may be necessary or advisable to give effect to this special resolution, including the filing of a certified copy of this special resolution with the Registrar of Companies under the Company Act (British Columbia)."

The form of the Memorandum of the Company proposed to be filed with the Registrar of Companies, assuming the adoption of the foregoing special resolution of the Shareholders, is attached as Exhibit "A".

                                   PROPOSAL 6
                    CANCELLATION AND SUBSTITUTION OF ARTICLES

Shareholder approval as evidenced by a majority of not less than 3/4 of the votes cast at the Meeting will be sought to adopt a special resolution to replace the existing Articles of the Company with updated Articles which are more appropriate for a public company. Accordingly, the following special resolution will be presented for approval at the Meeting:

"RESOLVED, AS A SPECIAL RESOLUTION, THAT:

       (a) the existing Articles of the Company be cancelled and the form of the Articles attached hereto as Exhibit `B' be adopted as the Articles of the Company, in substitution for, and to the exclusion of, the existing Articles of the Company; and

       (b) any director or senior officer of the Company be and is hereby authorized to take such steps as may be necessary or advisable to give effect to this special resolution, including the filing of a certified copy of this special resolution with the Registrar of Companies under the Company Act (British Columbia).

The existing Special Rights and Restrictions attaching to the Preferred shares of the Company, none of which are outstanding, will be incorporated into and form part of the Articles so substituted for the existing Articles of the Company.

                                   PROPOSAL 7
                  APPROVAL OF 1999 INCENTIVE COMPENSATION PLAN

The Shareholders will be asked to pass an ordinary resolution, as evidenced by a majority of the votes cast at the Meeting, approving a formal incentive compensation plan (the "1999 Incentive Compensation Plan") for adoption by the Company.

The purpose of the 1999 Incentive Compensation Plan is to advance the interests of the Company by encouraging "Eligible Employees" to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnishing them with additional incentive to advance the interests of the Company in the conduct of their affairs. "Eligible Employees" means employees, directors, officers and consultants of (a) the Company or (b) any of the following entities (each, a "Related Entity"): (i) any corporation which holds a majority of the voting shares of the Company (a "Parent"),

(ii) any corporation which qualifies as a subsidiary of the Company under British Columbia corporate law (a "Subsidiary"), or (iii) any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

The 1999 Incentive Compensation Plan is intended to provide greater flexibility to management to facilitate the objectives of the EVA Plan discussed above, while complementing the Company's existing Stock Incentive Plans and any subsequent stock incentive plans that may be approved by the Shareholders of the Company (including the 2000 Stock Incentive Plans referred to below).

The 1999 Incentive Compensation Plan will provide for the granting to Eligible Employees of such incentive awards (each, an "Award") as the administrator of the 1999 Incentive Compensation Plan (the "Administrator") may from time to time approve. The highlights of the 1999 Incentive Compensation Plan are as follows:

       (a) the Administrator will be the Board of Directors of the Company or a committee of the Board of Directors appointed to act in such capacity;

       (b) subject to applicable laws, including the rules of any applicable stock exchange or national market system, the Administrator will be authorized to award any type of Award to an Eligible Employee (a "Grantee") that is not inconsistent with the provisions of the 1999 Incentive Compensation Plan, and that by its terms involves or may involve the issuance of:

              (i) Common Shares of the Company (including "Performance Shares" which may be earned in whole or in part upon attainment of performance criteria established by the Administrator),

              (ii) a stock option (an "Option") entitling the Grantee to purchase Common Shares of the Company,

              (iii) a stock appreciation right (an "SAR") entitling the Grantee to acquire such number of common shares of the Company or such cash compensation as will be determined by reference to any appreciation in the value of the Company's Common Shares in accordance with terms to be established by the Administrator,

              (iv) any right similar to an SAR, with a fixed or variable price related to the fair market value of the Company's Common Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions,

              (v) restricted stock issuable for such consideration (if any) and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions to be established by the Administrator,

              (vii) "Performance Units" which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled in cash, Common Shares or other securities, or a combination of cash, Common Shares or other securities, as established by the Administrator,

              (viii) any other security with the value derived from the value of the Company's Common Shares, or

              (ix)   any combination of the foregoing;

       (c) the 1999 Incentive Compensation Plan does not specify a maximum number of Common Shares of the Company that will be issuable pursuant to all Awards granted under the 1999 Incentive Compensation Plan, but all Options granted under the 1999 Incentive Compensation Plan shall be subject to the provisions of the Company's existing Stock Incentive Plans and any subsequent stock incentive plans that may be approved by the Shareholders of the Company;

       (d) each Award will be subject to a separate Award Agreement to be executed by the Company and the Grantee, which shall specify the term of the Award;

       (e) Awards will be transferable to the extent provided in the relevant Award Agreements;

       (f) in the event of termination of the Grantee as an Eligible Employee for cause or upon his or her voluntary resignation, any unvested benefits under the 1999 Incentive Compensation Plan will expire;

       (g) if a Grantee ceases to be an Eligible Employee by reason of retirement, death or disability, or by action by the Company other than for cause, unvested benefits under the 1999 Incentive Compensation Plan will be earned in accordance with the vesting schedule in the relevant Award Agreement;

       (h) the Administrator may issue Awards in settlement, assumption or substitution for outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity, whether by merger, stock purchase, asset purchase or other form of transaction;

       (i) the Board of Directors of the Company may at any time amend, suspend or terminate the 1999 Incentive Compensation Plan, subject to such shareholder approval as may be required by applicable laws, including the rules of an applicable stock exchange or national market system, provided that:

              (i) no Award may be granted during any suspension of the 1999 Incentive Compensation Plan or after termination of the 1999 Incentive Compensation Plan; and

              (ii) any amendment, suspension or termination of the 1999 Incentive Compensation Plan will not affect Awards already granted, and such Awards will remain in full force and effect as if the 1999 Incentive Compensation Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement will have to be in writing and signed by the Grantee and the Company; and

       (j) the 1999 Incentive Compensation Plan provides by its terms that it was to become effective as of August 1, 1999 and that it is to continue in effect until November 30, 2002 (subject to earlier termination). However, no Awards have been granted under the 1999 Incentive Compensation Plan in light of the fact that the Rules of the National Association of Securities Dealers Inc. require the 1999 Incentive Compensation Plan to be approved by the Shareholders.

A copy of the 1999 Incentive Compensation Plan is attached as Exhibit "C".

                                   PROPOSAL 8
                      APPROVAL OF 2000 STOCK INCENTIVE PLAN
                           NON-UNITED STATES RESIDENTS

The Shareholders will be asked to pass an ordinary resolution, as evidenced by a majority of the votes cast at the Meeting, approving a formal stock incentive plan (the "2000 Stock Incentive Plan") for adoption by the Company.

The purpose of the 2000 Stock Incentive Plan will be to advance the interests of the Company by encouraging "Eligible Employees" to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnishing them with additional incentive to advance the interests of the Company in the conduct of their affairs. "Eligible Employees" means employees, directors and consultants of (a) the Company or (b) any of the following entities (each, a "Related Entity"): (i) any corporation which holds a majority of the voting shares of the Company (a "Parent"), (ii) any corporation which qualifies as a subsidiary of the Company under British Columbia corporate law (a "Subsidiary"), or (iii) any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

The 2000 Stock Incentive Plan will provide for the granting to Eligible Employees of such incentive awards (each, an "Award") as the administrator of the 2000 Stock Incentive Plan (the "Administrator") may from time to time approve. The highlights of the 2000 Stock Incentive Plan are as follows:

       (a) the Administrator will be the Board of Directors of the Company or a committee of the Board of Directors appointed to act in such capacity;

       (b) subject to applicable laws, including the rules of any applicable stock exchange or national market system, the Administrator will be authorized to award any type of Award to an Eligible Employee (a "Grantee") that is not inconsistent with the provisions of the 2000 Stock Incentive Plan, and that by its terms involves or may involve the issuance of:

              (i) Common Shares of the Company (including "Performance Shares" which may be earned in whole or in part upon attainment of performance criteria established by the Administrator),

              (ii) a stock option (an "Option") entitling the Grantee to purchase Common Shares of the Company,

              (iii) a stock appreciation right (an "SAR") entitling the Grantee to acquire such number of common shares of the Company or such cash compensation as will be determined by reference to any appreciation in the value of the Company's Common Shares in accordance with terms to be established by the Administrator,

              (iv) any right similar to an SAR, with a fixed or variable price related to the Fair Market Value (as defined in the 2000 Stock Incentive Plan - see below) of the Company's Common Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions,

              (v) restricted stock issuable for such consideration (if any) and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions to be established by the Administrator,

              (vii) "Performance Units" which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled in cash, Common

                     Shares or other securities, or a combination of cash, Common Shares or other securities, as established by the Administrator,

              (viii) any other security with the value derived from the value of the Company's Common Shares, or

              (ix)   any combination of the foregoing;

       (c) the maximum number of Common Shares of the Company that will be issuable pursuant to all Awards granted under the 2000 Stock Incentive Plan will be 800,000 shares;

       (d) no insider of the Company will be eligible to receive an Award where:

              (i) the insider is not a Director or senior officer of the Company and the Award is an Option that would otherwise be granted to the insider as a consultant of the Company, or

              (ii) any Award, together with all of the Company's other previously established or proposed Awards could result at any time in: (A) the number of Common Shares reserved for issuance pursuant to Options granted to insiders exceeding 10% of the outstanding issue of the Company's Common Shares, or (B) the issuance to insiders, within a one year period, of a number of shares exceeding 10% of the outstanding issue of the Company's Common Shares;

              provided, however, that this restriction on the eligibility of insiders to receive an Award will cease to apply if it is no longer required under any applicable laws, including the rules of an applicable stock exchange or a national market system;

       (e) the maximum number of Common Shares with respect to which Options and SARs may be granted to any employee in any fiscal year of the Company will be five percent (5%) of the outstanding Common Shares, subject to adjustment in certain circumstances;

       (f) each Award will be subject to a separate Award Agreement to be executed by the Company and the Grantee, which shall specify the term of the Award;

       (g) the exercise or purchase price, if any, of an Award will be determined by the Administrator in compliance with applicable laws, including the rules of an applicable stock exchange or national market system;

       (h)    the term of an Option will be no more than ten years;

       (i) if the exercise price or any tax required to be withheld in respect of an Option is satisfied by the Company or the Grantee's employer withholding shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, subject to terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the 2000 Stock Incentive Plan;

       (j) an Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Grantee only by the Grantee;

       (k) other Awards will be transferable to the extent provided in the relevant Award Agreements;

       (l) subject to applicable laws, including the rules of an applicable stock exchange or national market system, an Award Agreement may permit a Grantee to exercise an Award for a specified period following termination of the Grantee as an Eligible Employee, in which event the Award will terminate to the extent it is not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first;

       (m) the Administrator may at any time offer to buy out a previously granted Award for a payment in cash or Common Shares of the Company;

       (n) the Administrator may issue Awards in settlement, assumption or substitution for outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity, whether by merger, stock purchase, asset purchase or other form of transaction;

       (o) the number of Common Shares issuable under the 2000 Stock Incentive Plan, including the number of shares issuable under any outstanding Awards, is subject to adjustment in certain circumstances, including certain changes in the Company's share capital;

       (p) subject to applicable laws, including the rules of an applicable stock exchange or national market system, the consideration to be paid for the shares to be issued upon exercise or purchase of an Award, including the method of payment, will be determined by the Administrator (and, in the case of an Option, will be determined at the time of grant); provided that, in addition to any other types of consideration the Administrator may determine, the Administrator will be authorized to accept as consideration for the shares:

              (i)    cash;

              (ii)   check;

              (iii) surrender of shares of the Company or delivery of a properly executed form of attestation of ownership of shares of the Company as the Administrator may require (including withholding of shares otherwise deliverable upon exercise of the Award) which have a fair market value on the date of surrender or attestation equal to the aggregate exercise price of the shares as to which the Award will be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the shares used to pay the exercise price unless otherwise determined by the Administrator); or

              (iv)   any combination of the foregoing methods of payment;

       (q) the Board of Directors of the Company may at any time amend, suspend or terminate the 2000 Stock Incentive Plan, subject to such shareholder approval as may be required by applicable laws, including the rules of an applicable stock exchange or national market system, provided that:

              (i) no Award may be granted during any suspension of the 2000 Stock Incentive Plan or after termination of the 2000 Stock Incentive Plan; and

              (ii) any amendment, suspension or termination of the 2000 Stock Incentive Plan will not affect Awards already granted, and such Awards will remain in full force and effect as if the 2000 Stock Incentive Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement will have to be in writing and signed by the Grantee and the Company; and

       (r) "Fair Market Value" is defined to mean the value of the Company's shares of Common Stock determined as of any date as follows:

              (i) where a public market exists for the Company's Common Shares, the Fair Market Value shall be (A) the closing price for a share of the Company for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Company's Common Shares or the Nasdaq National Market, whichever is applicable, or (B) if the Company's Common Shares are not traded on any such exchange or national market system, the average of the closing bid and asked prices of a share of the Company on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

              (ii) in the absence of an established market for the Company's Common Shares of the type described above, the Fair Market Value shall be determined by the Administrator in good faith.

A copy of the 2000 Stock Incentive Plan is attached as Exhibit "D".

                                   PROPOSAL 9
                      APPROVAL OF 2000 STOCK INCENTIVE PLAN
                             UNITED STATES RESIDENTS

The Shareholders will be asked to pass an ordinary resolution, as evidenced by a majority of the votes cast at the Meeting, approving an additional formal stock incentive plan (the "2000 US Stock Incentive Plan" and together with the 2000 Stock Incentive Plan, the "Stock Incentive Plans") for adoption by the Company.

The purpose of the 2000 US Stock Incentive Plan will be to advance the interests of the Company by encouraging Eligible Employees who are resident in the United States and/or subject to taxation in the United States to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnishing them with additional incentive to advance the interests of the Company in the conduct of their affairs.

The 2000 US Stock Incentive Plan will provide for the granting to the Eligible Employees of such Awards as the Administrator (being the Board of Directors of the Company or a committee of the Board of Directors appointed to act in such capacity) may from time to time approve.

The 2000 US Stock Incentive Plan is modeled on the 2000 Stock Incentive Plan, and the foregoing discussion of the 2000 Stock Incentive Plan is generally applicable in respect of the 2000 US Stock Incentive Plan, except that:

       (a) the maximum number of Common Shares of the Company that will be issuable pursuant to all awards granted under the 2000 US Stock Incentive Plan will be 200,000 shares;

       (b) "Parent" means a "parent corporation" as defined in section 424(e) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and "Subsidiary" means a "subsidiary corporation" as defined in section 424(f) of the Code;

       (c) under the 2000 US Stock Incentive Plan, Options may be granted as either incentive stock options under section 422 of the Code and the regulations thereunder (the "Incentive Stock Options") or non-incentive stock options under section 18 of the Code (the "Non-Qualified Stock Options");

       (d) the specific provisions under the 2000 US Stock Incentive Plan which apply to Incentive Stock Options include the following:

              (i) if granted to a Grantee who at the time of the grant owns stock representing more than ten percent of the voting power of all classes of the Company or any Parent or Subsidiary, an Incentive Stock Option will be limited to a maximum term of five years, and will be subject to an exercise price per share which may not be less than 110% of the fair market value of the Company's Common Shares on the date of the grant;

              (ii) an Incentive Stock Option granted to any other Grantee may be granted for a term not exceeding ten years at an exercise price per share which may not be less than the fair market value of the Company's Common Shares on the date of the grant;

              (iii) if the aggregate fair market value of Common Shares subject to Incentive Stock Options which become exercisable for the first time by a Grantee (under all plans of the Company or any Parent or Subsidiary) exceeds US$100,000 during any calendar year, the Incentive Stock Options to which such excess value is attributable will be treated as Non-Qualified Stock Options; and

              (iv) any Incentive Stock Option which is not exercised following the Grantee's termination as an Eligible Employee within the time permitted by law will automatically convert to a Non-Qualified Stock Option and will thereafter be exercisable for the period specified under the relevant Award Agreement;

       (e) Non-Qualified Stock Options may be granted for a term not exceeding ten years, and unless otherwise determined by the Administrator, the exercise price per share may not be less than the Fair Market Value of the Company's Common Shares on the date of the grant; and

       (f) the 2000 US Stock Incentive Plan has specific provisions which apply to grants of Awards intended to qualify as "performance-based compensation", as defined under section 162(m) of the Code, to any employees who are "covered employees" for the purposes of section 162(m)(3) of the Code:

              (i) the exercise or purchase price per share, if any, of such an Award may not be less than the fair market value of the Company's Common Shares on the date of the grant; and

              (ii) grants of such Awards may only be made by a committee (or a subcommittee of a committee) which is comprised solely of two or more directors eligible under the Code to serve on a committee responsible for making Awards of performance based compensation.

A copy of the 2000 US Stock Incentive Plan is attached as Exhibit "E".

INTEREST OF CERTAIN PERSONS AND OTHERS IN MATTERS TO BE ACTED UPON

Save and except the foregoing, or as disclosed elsewhere in this Proxy Statement and Information Circular, since August 1, 1999, being the commencement of the Company's last completed fiscal year, none of the following persons has any material interest, direct or indirect, in any transaction or proposed transaction which has materially affected or will materially affect the Company or any of its subsidiaries:

       (a)    any director or senior officer of the Company;

       (b)    any proposed nominee for election as a director of the Company;

       (c) any Shareholder holding, directly or indirectly, more than 10% of the voting rights attached to all the shares of the Company; and

       (d)    any associate or affiliate of any of the foregoing persons.

AVAILABLE DOCUMENTS

A copy of each of the following documents is available on request from the Corporate Secretary of the Company at the Company's principal executive office at #150 - 13151 Vanier Place, Richmond, British Columbia, Canada, V6V 2J1, telephone (604) 276-9884:

       (1) the Company's latest Annual Report on Form 10-KSB required under the United States Securities Exchange Act of 1934 which report is also filed with the British Columbia Securities Commission and serves as an annual information form pursuant to British Columbia securities laws and policies;

       (2) the comparative financial statements of the Company for the Company's most recently completed fiscal year in respect of which such financial statements have been issued together with the accompanying report of the auditors and any interim financial statements of the Company required by law and issued subsequent to such comparative financial statements; and

       (3) the Information Circular of the Company dated as of November 15, 1999 in connection with the Annual General Meeting of Shareholders held on January 14, 2000;

subject to (i) in the case of persons who are not securities holders of the Company, the payment of a reasonable charge and (ii) in any event, that the Company may require payment of a reasonable charge for exhibits to the annual Report on Form 10-KSB.

APPROVAL OF THE BOARD OF DIRECTORS

The contents of this Proxy Statement and Information Circular have been approved and the mailing thereof to the Shareholders of the Company has been authorized by the Board of Directors of the Company.

ANNUAL REPORT

The Annual Report to the Shareholders of the Company for the fiscal year ended July 31, 2000, is being mailed to the Shareholders concurrently herewith, but such report is not incorporated into this Proxy Statement and Information Circular and is not deemed to be part of the proxy solicitation materials.

TRANSACTIONS OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual and Extraordinary General Meeting of Shareholders that will come before the Meeting. Should any other matters arise requiring the vote of Shareholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgement of the person or persons voting the proxies.

SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL GENERAL MEETING

The Company must receive at its principal office before September 20, 2001, any proposal which a Shareholder wishes to submit to the 2001 Annual Meeting of Shareholders, if the proposal is to be considered by the Board of Directors for inclusion in the proxy materials for that Annual Meeting.

The Shareholder's proposal will have to include (i) a brief description of the matter and the reason for addressing the matter at the meeting; (ii) the Shareholder's name and address, (iii) the number of shares of the Company's common stock owned or controlled by the Shareholder, (iv) any material interest of the Shareholder in the matter proposed, and (v) all other required information under Regulation 14A under the Securities Exchange Act of 1934.

The Board of Directors may, in its discretion, elect not to include the proposal in the proxy materials, subject to such rights, if any, that the Shareholder may have under the Company Act (British Columbia). In particular, the Board of Directors acknowledges that, under the Company Act (British Columbia): (a) one or more Shareholders holding in the aggregate not less than one-twentieth (1/20) of the outstanding voting shares of the Company may requisition a general meeting of Shareholders; and (b) subject to strict compliance by the requisitioning Shareholder(s) with the applicable provisions of the Company Act (British Columbia), the Company may be required at its expense to reproduce and distribute as a separate part of management's proxy materials, a statement not exceeding 1,000 words explaining the position of the requisitioning Shareholder(s).

The Company will be required under the Company Act (British Columbia) to publish an advance notice of the 2001 Annual General Meeting at least fifty-six (56) days prior to that Annual General Meeting. In accordance with the Company Act (British Columbia), the advance notice of the 2001 Annual General Meeting will invite nominations for directors signed by Shareholders holding in the aggregate not less than 10% of the outstanding voting shares of the Company. If any such nomination is delivered to the Company's registered office at least thirty-five
(35) days before the date of the meeting, accompanied by the information as to the nominee required to be furnished in the proxy statement, the Company will include the nominee in the proxy materials for the 2001 Annual General Meeting.

Please return your proxy as soon as possible. Unless a quorum, consisting of at least one tenth of the outstanding shares entitled to vote, is represented at the meeting no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed envelope. Please act promptly to ensure that you will be represented at this important Meeting.

DATED at Richmond, British Columbia this 27th day of October, 2000.

BY ORDER OF THE BOARD OF DIRECTORS

/s/  ROBERT V. RUDMAN
-------------------------------------
ROBERT V. RUDMAN
PRESIDENT, CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                   EXHIBIT "A"

                               ALTERED MEMORANDUM

        (as altered by Special Resolution of the Shareholders passed on
                               December 5, 2000)

1. The name of the Company is "SMARTIRE SYSTEMS INC."

2. The authorized capital of the Company consists of Two Hundred Million and Twenty-Thousand (200,020,000) shares divided into:

       (a) Two Hundred Million (200,000,000) Common shares without par value, and

       (b) Twenty Thousand (20,000) Preferred shares with a par value of $1,000 per share.

The said Preferred shares shall have attached thereto the Special Rights and Restrictions as set forth in the Articles of the Company.

                                   EXHIBIT "B"

                                   COMPANY ACT


                                    ARTICLES


                                       of


                              SMARTIRE SYSTEMS INC.


                                TABLE OF CONTENTS

ARTICLE                                                                                     PAGE
Part 1 - INTERPRETATION.......................................................................1

Part 2 - SHARES AND SHARE CERTIFICATES........................................................1

Part 3 - ISSUE OF SHARES......................................................................2

Part 4 - TRANSFER OF SHARES...................................................................2

Part 5 - TRANSMISSION OF SHARES...............................................................3

Part 6 - SHARE REGISTERS......................................................................3

Part 7 - PURCHASE AND REDEMPTION OF SHARES....................................................3

Part 8 - BORROWING POWERS.....................................................................4

Part 9 - GENERAL MEETINGS.....................................................................4

Part 10 - PROCEEDINGS AT GENERAL MEETINGS.....................................................5

Part 11 - VOTES OF MEMBERS....................................................................6

Part 12 - DIRECTORS...........................................................................7

Part 13 - ELECTION, APPOINTMENT AND RETIREMENT OF DIRECTORS...................................7

Part 14 - PROCEEDINGS OF DIRECTORS............................................................8

Part 15 - THE SEAL............................................................................9

Part 16 - OFFICERS............................................................................9

Part 17 - INDEMNIFICATION AND PROTECTION OF DIRECTORS, OFFICERS AND EMPLOYEES.................9

Part 18 - DIVIDENDS AND RESERVE..............................................................10

Part 19 - ACCOUNTING RECORDS.................................................................10

Part 20 - NOTICES............................................................................11

Part 21 - RECORD DATES.......................................................................11

Part 22 - SPECIAL RIGHTS AND RESTRICTIONS....................................................11

                                   COMPANY ACT
                                    ARTICLES
                                       of


                              SMARTIRE SYSTEMS INC.
                                 (the "Company")

PART 1 - INTERPRETATION


1.1 In these Articles, unless the context otherwise requires:

       (a) "Board of Directors", "Board" and "Directors" mean the director or directors of the Company;

       (b) "Company Act" means the Company Act of the Province of British Columbia and any Act enacted in substitution therefor and all amendments thereto and includes all regulations made pursuant thereto;

       (c) "Registered Address" means the address recorded in any register maintained by the Company pursuant to the provisions of the Company Act.

1.2 Expressions referring to writing include references to printing, lithographing, typewriting, photography, facsimile transmission and other modes of representing or reproducing words in a visible form.

1.3 Words importing the singular include the plural, and vice versa. Words importing a male person include a female person and a corporation.

1.4 "Will" is to be construed as imperative.

1.5 The definitions contained in the Company Act apply to these Articles if no inconsistency is created.

PART 2 - SHARES AND SHARE CERTIFICATES

2.1 Every share certificate issued by the Company will be in such form as the Directors approve and will comply with the Company Act.

2.2 Any share certificate may be delivered to the holder by sending it by prepaid registered mail to his Registered Address. Where a share is held by two or more persons, delivery of the certificate for the share to the holder named first in the register of members is sufficient delivery to all.

2.3 If a share certificate is worn out or defaced, the Directors may, upon production of the certificate and upon such other terms as they may require, order the certificate to be cancelled and issue a new certificate in its place.

2.4 If a share certificate is stolen, lost or destroyed, the Directors may, upon proof to the satisfaction of the Directors and upon such indemnity as the Directors may require being provided, issue a new certificate in its place.

2.5 Subject to the Company Act, the Company may treat a person whose name is entered in the register of members as the absolute owner of any share and, unless otherwise ordered by a Court of competent jurisdiction, the Company is not bound to recognize any equitable or other claim to or interest in the share on the part of any other person.

PART 3 - ISSUE OF SHARES

3.1 The unissued shares of the Company and those acquired through a redemption, purchase or other acquisition of its shares by the Company are under the control of the Directors who may, subject to the rights of the members, issue, allot, grant options on, or otherwise dispose of the shares to such persons, including the Directors, and upon such terms and conditions as the Directors may determine and the Company Act may prescribe.

3.2 Subject to the Company Act, the Directors may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the Company. The Directors may also pay brokerage.

3.3 The Directors may determine the price or consideration for which shares without par value are issued.

3.4 Subject to the Company Act, the Company may issue share purchase warrants upon such terms and conditions as the Directors may determine. Share purchase warrants may be issued alone or in conjunction with any other security issued or created by the Company.

3.5 The Company may by special resolution alter its Memorandum to increase the share capital of the Company.

PART 4 - TRANSFER OF SHARES

4.1 Subject to the restrictions set forth in these Articles, a member may transfer any share by instrument in writing executed by or on behalf of the member and delivered to the secretary or the transfer agent of the Company. The instrument of transfer of any share will be either in the form provided on the back of the Company's form of share certificate or in any other form which the Directors may approve. If the Directors so require, each instrument of transfer will be in respect of one class of shares only.

4.2 Where an instrument of transfer together with the share certificate and such other evidence of title as the Directors may require is delivered to the Company, the Directors will, subject to the restrictions set forth in these Articles, cause the name of the transferee to be entered into the register of members, but the transferor remains the holder of the share until the name of the transferee is entered into the register of members.

4.3 The signature of a member or of his duly authorized attorney upon the instrument of transfer constitutes authority to the Company to register the shares specified in the instrument of transfer in the name of the person named in the instrument of transfer as transferee or, if no person is named, in any name designated in writing by the person depositing the share certificate and the instrument of transfer with the secretary or the transfer agent of the Company.

4.4 The Company and its Directors, officers and agents are not bound to inquire into the title of a transferee and they are not liable to any person for registering a transfer of shares.

4.5 The Directors may prescribe the sum to be paid to the Company to register any transfer.

PART 5 - TRANSMISSION OF SHARES

5.1 If a member dies and his share is not held by two or more persons, the legal representative of the deceased will be the only person recognized by the Company as having any title to or interest in the share.

5.2 If a member dies and his share is held by two or more persons, the surviving holder or holders of the share and the legal representative of the deceased will be the only persons recognized by the Company as having an interest, if any, in the share.

5.3 Before recognizing any legal representative of a deceased member, the Directors may require him to obtain a grant of Letters Probate or Letters of Administration in the Province of British Columbia.

5.4 A person who is entitled to a share because of the death or bankruptcy of a member, upon producing the evidence required by the Directors and the Company Act, may be registered as holder of the share or may transfer the share but the Directors will in either case have the same rights under Part 4 as they have in the case of a share transfer before death or bankruptcy.

5.5 A person who is entitled to a share because of an order of a Court of competent jurisdiction or because of a statute, upon producing such evidence as the Directors may require, may be registered as the holder of the share.

5.6 The person entitled to a share by reason of the death or bankruptcy of a member is entitled to the same dividends and other advantages as those to which he would be entitled if he were the member, but he will not be entitled in respect of it to vote or exercise any other rights conferred by membership in respect of meetings of the Company until his name appears in the register of members.

PART 6 - SHARE REGISTERS

6.1 The Company will keep or cause to be kept a register of members, a register of allotments, and a register of transfers. The Company may keep or cause to be kept a separate register in respect of each class of shares.

6.2 The Directors may appoint a Trust Company to keep the registers referred to in Article 6.1 and, if a separate register is to be kept in respect of any class of shares, the Directors may appoint the same or a different Trust Company to keep the register in respect of any class of shares. The Directors may appoint the same or a different Trust Company as the Company's transfer agent.

6.3 Subject to the Company Act, the Company may keep or cause to be kept one or more branch registers of members at such place or places as the Directors may determine.

PART 7 - PURCHASE AND REDEMPTION OF SHARES

7.1 Subject to the special rights and restrictions attached to shares, the Company may, by a resolution of the Directors and in compliance with the Company Act, purchase any of its shares upon the terms specified in the resolution or may redeem any class of shares in accordance with the special rights and restrictions attached thereto.

7.2 If the Company proposes to redeem some but not all of the shares of any class, the Directors may, in their absolute discretion, and subject to the rights and restrictions attached to the class of shares, decide the number of and the manner in which the shares to be redeemed will be selected.

7.3 The Company may not vote any share that it has redeemed or purchased.

PART 8 - BORROWING POWERS

8.1 The Directors may on behalf of the Company:

       (a)    borrow money upon such terms and conditions as they think fit;

       (b) issue bonds, debentures, or other debt obligations either outright or as security for any liability or obligation of the Company; and

       (c) mortgage, pledge, charge, or give other security on the whole or any part of the property, assets and undertaking of the Company, present and future.

8.2 The Directors may authorize the issue of any debentures, bonds or other debt obligations of the Company at a discount or premium and with such rights or privileges as the Directors may determine at or before the time of issue.

8.3 The Company may keep one or more branch registers of its debentureholders inside or outside the Province of British Columbia as the Directors may determine.

PART 9 - GENERAL MEETINGS

9.1 Subject to the Company Act, the first annual general meeting will be held within 15 months from the date of incorporation, and thereafter an annual general meeting will be held once in every calendar year at the time (not being more than 13 months after the holding of the last preceding annual general meeting) and the place that is prescribed by the Directors. In default of the meeting being held, the meeting may be convened by any one or more members in accordance with the Company Act.

9.2 Notwithstanding Article 9.1, if the Company is not a reporting Company under the Company Act, it is not necessary to hold a meeting if all the members entitled to attend and vote at the meeting consent in writing to the business to be transacted at the meeting.

9.3 The Directors may, at any time, convene a general meeting.

9.4 Notice of a general meeting will be sufficient if it specifies:

       (a)    the place, day and hour of the meeting;

       (b) the general nature of any special business to be transacted at the meeting; and

       (c) that any documents to be considered with any special business will be available for inspection by the members at a place designated in the notice during business hours on any working day or days up to the date of the meeting and at the meeting.

9.5 Accidental omission to give notice of a meeting to any member or the non-receipt of notice of a meeting will not invalidate the proceedings at that meeting.

9.6 The period of notice of a general meeting may be reduced or waived by unanimous consent in writing of the members entitled to attend and vote at the meeting.

9.7 All business conducted at a general meeting is deemed to be special with the exception of electing directors, appointing and fixing the remuneration of the auditors, and considering the financial statements and the reports of the Directors and auditors.

PART 10 - PROCEEDINGS AT GENERAL MEETINGS

10.1 No business will be transacted at any general meeting unless a quorum of members entitled to vote is present at the time when the meeting convenes.

10.2 Members personally present or represented by proxy, being not less than two (or, if the Company has only one member, one), and who hold or represent by proxy in the aggregate not less than one-twentieth of the issued capital of the Company entitled to vote, constitute a quorum.

10.3 If a quorum is not present within one-half hour from the time appointed for a meeting, then the meeting, if convened upon the requisition of members, will be dissolved. In any other case, the meeting will stand adjourned to the same day in the next week, at the same hour and place. If at the adjourned meeting a quorum is not present within one-half hour from the time appointed for the meeting, the members present will constitute a quorum.

10.4 The chairman of the Board or, in his absence, the president of the Company will preside as chairman at every meeting of the Company.

10.5 If, at any meeting:

       (a)    there is no chairman or president;

       (b) the chairman or president is not present within five minutes after the time appointed for holding the meeting; or

       (c)    the chairman or president is unwilling to act as chairman,

the members present may choose a chairman for the meeting.

10.6 The chairman may, with the consent of any meeting, and will, if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business will be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned to an unspecified time or place, not less than seven days' notice of the adjourned meeting will be given, but it is not otherwise necessary to give any notice of adjournment or of the business to be transacted at an adjourned meeting.

10.7 Subject to the Company Act, every question submitted to a general meeting will be decided on a show of hands unless, before or on the declaration of the result of the show of hands, a poll is directed by the chairman or demanded by a member or a proxy holder entitled to vote. A declaration by the chairman that, on a show of hands, a resolution has been carried, or defeated, together with an entry to that effect in the minute book of the Company is conclusive evidence of the fact.

10.8 If a poll is demanded, it will be taken in such manner as the chairman directs, and the result of the poll is effective from the time of the meeting at which the poll is demanded. The demand for a poll may be withdrawn. Any poll demanded on the election of the chairman of a meeting or on any question of adjournment will be taken at the meeting without adjournment.

10.9 In the case of an equality of votes, the chairman of the meeting will not have a second or casting vote.

10.10 The demand for a poll does not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll has been demanded.

10.11 Directors and senior officers of the Company and the solicitor for the Company are entitled to attend at any and all general meetings of the Company.

PART 11 - VOTES OF MEMBERS

11.1 Subject to any rights or restrictions for the time being attached to any class or classes of shares, on a show of hands every member present in person has one vote, and on a poll every member, present in person or by proxy, has one vote for each share he holds.

11.2 Subject to the rights or restrictions attached to any class of shares, any corporation which is a member and which is not a subsidiary of the Company is entitled to vote at any meeting of the Company and may appoint a person to act as its representative at the meeting.

11.3 In the case of two or more registered holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the others, and for this purpose seniority is determined by the order in which their names stand in the register of members.

11.4 A member for whom a committee has been duly appointed may vote, whether on a show of hands or on a poll, by his committee. A committee may appoint a proxy holder.

11.5 On a poll, votes may be cast either personally or by proxy.

11.6 A proxy and any power of attorney or other authority under which it is signed or a notarially certified copy of the power or authority will be deposited at the place specified for that purpose in the notice of meeting or, if no place is so specified, at the registered office of the Company before the time for holding the meeting at which the person named in the proxy proposes to vote, or such earlier time as the Directors may determine. In default the proxy will not be treated as valid.

11.7 A proxy will be in writing under the hand of the appointor and, if the appointor is a corporation, under the hand of an officer or attorney duly authorized for that purpose. A proxy holder is not required to be a member.

11.8 A proxy will be in the following form or in any form the Directors approve:
     The undersigned hereby appoints __________________________________________, of __________________________________________________________________ or
     _____________________________________________________________________, of
     ___________________________________________________________ (or failing him
     _____________________________________________________________________, of
     _______________________________________________________________) as proxy holder for the undersigned to attend at and vote for and on behalf of the undersigned at the (annual or extraordinary, as the case may be) general meeting of the Company, to be held on the ________ day of ________________ and at any adjournment of that meeting.
     Signed this ______ day of ____________, ____.
     The form of and the authority conferred by a proxy will comply with the Company Act.

11.9 A proxy may be revoked at any time before it is exercised.

PART 12 - DIRECTORS

12.1 Unless the number of Directors is determined by ordinary resolution, the number of Directors, including additional Directors, will be not less than one (or, if the Company is a reporting company, not less than three), and not more than 20.

12.2 A Director is not required to be a member.

12.3 The remuneration of the Directors may be fixed by the Board, subject to such limitations as may be established by ordinary resolution, and may be in addition to any remuneration they are otherwise entitled to receive.

12.4 It is the duty of a director to comply with the Company Act.

12.5 A director is entitled to be repaid reasonable expenses properly incurred on the business of the Company. If a director is required to perform extra services or is otherwise occupied on the Company's business, he is entitled to receive remuneration to be fixed by the Board or, at the option of the Directors, by the Company in general meeting, and the remuneration may be either in addition to or in substitution for any other remuneration he is entitled to receive.

PART 13 - ELECTION, APPOINTMENT AND RETIREMENT OF DIRECTORS

13.1 Subject to Article 13.3, at each annual general meeting of the Company all Directors will retire from office effective at the termination of the meeting (or, if the members consent in writing to the business required to be transacted at the annual general meeting pursuant to Article 9.2, then on the effective date of the resolution electing Directors) and directors will be elected to fill the offices vacated.

13.2 A retiring director is eligible for re-election.

13.3 If, at a meeting at which an election of Directors ought to take place, the places of retiring directors are not filled, the meeting will stand adjourned until the same day in the next week, at the same time and place. If at the adjourned meeting the places of the retiring directors are not filled, the retiring directors, or such of them as have not had their places filled, will be deemed to have been re-elected at the adjourned meeting.

13.4 Subject to Article 12.1, the Directors may, from time to time, appoint a person or persons as an additional director or directors; provided that the number of additional directors shall not at any time exceed 1/3 of the number of directors elected or appointed at the last annual general meeting of the Company.

13.5 A director may, with the approval of the Directors, appoint any person, whether a member or a director of the Company or not, to serve as his alternate director and as such to attend and vote in his place at meetings of Directors. If the appointee is a director of the Company, he will be entitled to two votes, one as a director and the other as an alternate director. If the appointing director so directs, notices of meetings of Directors will be sent to the alternate director and not to the appointing director.

13.6 An alternate director will vacate his office as an alternate director when either:

13.7 The appointing director ceases to be a director; or

13.8 The appointing director removes the appointee from office as an alternate director by notice in writing delivered to the secretary of the Company.

13.9 The Company may, by special resolution, remove any director before the expiration of his period of office and may, by ordinary resolution, appoint another person in his stead.

13.10 A casual vacancy that occurs among Directors may be filled for the unexpired term by the remaining directors.

PART 14 - PROCEEDINGS OF DIRECTORS

14.1 The Directors may meet together for the conduct of business, and may adjourn and otherwise regulate their meetings as they think fit.

14.2 Unless all directors waive their right to notice or otherwise agree, the secretary or a director will give not less than twenty-four hours notice of any meeting of Directors. Any director may requisition a meeting of Directors by giving notice. In addition to notices sent out pursuant to Article 20.1 herein, notice may be delivered to a director at his usual business address during normal business hours (in which case, such notice will be deemed to have been received upon delivery), or by e-mail to an e-mail address given by the Director to the Company.

14.3 A majority of votes decides questions arising at any meeting of Directors. In the case of an equality of votes, the chairman will not have a second or casting vote.

14.4 The Directors may fix the quorum necessary for the conduct of their business. If no quorum is fixed, it is a majority of the Board.

14.5 A director who is interested in any contract or transaction will be counted in the quorum for a meeting of Directors but will disclose the nature and extent of his interest at the meeting. Unless authorized by ordinary resolution, a director cannot vote on a contract or transaction in which he is interested.

14.6 The Directors may continue to act if there is a vacancy in their number, but, if the number of Directors is less than the quorum fixed pursuant to these Articles, the continuing Directors may act only to fill the vacancies up to the quorum fixed pursuant to these Articles, or to summon a general meeting of the Company.

14.7 The Directors may elect a chairman for their meetings and determine the period for which he is to hold office. If no chairman is elected, the president will be chairman. If neither the chairman nor the president is present at any meeting of Directors, the directors present may choose a chairman of the meeting.

14.8 The Directors may delegate any of their powers to a committee or committees consisting of such person or persons as they think fit. Any committee so formed will, in the exercise of its delegated powers, conform to any regulations that may be imposed by the Directors.

14.9 No act of the Board or a director is invalid because a defect in the appointment or qualification of a director is discovered subsequently.

14.10 The Directors may, without calling a meeting, pass a resolution by unanimous consent in writing.

14.11 Any consent resolutions or minutes to be signed by the Directors may be signed in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original, and each signed copy sent by electronic facsimile transmission shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and shall be effective as of the date of the consent resolution.

14.12 Where by radio, telephone or other means of audible voice transmission, one or more directors are in communication with all directors present at a meeting of directors in such a manner that each director present at such meeting and each director so communicating can speak to and at all times hear what is spoken by each of the other directors who are either present at such meeting or so communicating during such meeting, then and in such case all directors so communicating shall be considered to be present at the meeting and shall be counted as present at the meeting for the purposes of determining a quorum and voting as if they were physically present at the meeting, and any resolution concurred in by such of the directors present and counted as present at such meeting as are required to vote in favour of such resolution at a meeting of directors to pass same shall be deemed to be a resolution of the Board duly passed.

PART 15 - THE SEAL

15.1 The Directors may provide a seal for the Company. The seal of the Company may be affixed to any instrument by, and any instrument may be executed on behalf of the Company in the presence of, any two directors of the Company, or as may be determined by resolution of the Directors.

15.2 The Directors may authorize for use without the Province of British Columbia an official seal, which will be a facsimile of the common seal of the Company with the addition on its face of the name of the Province, State or Country where it is to be used.

PART 16 - OFFICERS

16.1 The Directors will appoint or elect a president and secretary of the Company and may appoint or elect such other officer or officers of the Company as in their discretion they think fit. The chairman of the board and the president are required to be directors.

PART 17 - INDEMNIFICATION AND PROTECTION OF DIRECTORS, OFFICERS AND EMPLOYEES

17.1 Subject to the Company Act, a director or other officer of the Company is not liable for:

       (a) any act, receipt, neglect, or default of any other director or officer;

       (b)    joining in any act for conformity;

       (c) loss or damage arising from bankruptcy, insolvency or tortious acts of any person with whom any monies, securities or effects are deposited;

       (d) loss or damage arising or happening to the Company through the insufficiency or deficiency of any security in or upon which assets of the Company may be invested;

       (e)    any loss occasioned by any error or oversight on his part; or

       (f) any loss, damage or misfortune whatsoever happening in the execution of the duties of his office or in relation thereto,

unless it happens through his own dishonesty.

17.2 Subject to the Company Act, the Company will indemnify each and every director, secretary or assistant secretary and each and every former director, secretary, or assistant secretary of the Company against all reasonable losses, costs, charges and expenses properly incurred, including any amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding by reason of his having been a director or secretary or assistant secretary of the Company, if:

       (a) he acted honestly and in good faith, with a view to the best interests of the Company; and

              (b) he had reasonable grounds for believing his conduct was lawful.

The result of any action, suit or proceeding does not create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Company, or that the person did not have reasonable grounds to believe that his conduct was lawful. The Company will apply to a Court of competent jurisdiction for all approvals of the Court which may be required to make this Article effective and enforceable. Each director, secretary and assistant secretary on being elected or appointed will be deemed to have contracted with the Company on the terms of the indemnity contained in this Article.

17.3 The Company may, if permitted by law, indemnify any person who serves or has served as a director, officer, employee, or agent of the Company or of any corporation of which the Company is a shareholder.

17.4 The Company may purchase and maintain insurance for the benefit of any person who is or was serving as a director, officer, employee or agent of the Company or of any corporation of which the Company is a shareholder against any liability which may be incurred by him in that capacity.

PART 18 - DIVIDENDS AND RESERVE

18.1 The Directors may by resolution declare dividends, either with or without notice, and pay the same out of any funds of the Company available for that purpose.

18.2 Subject to special rights as to dividends attached to any shares, all dividends will be declared and paid according to the number of shares held.

18.3 The Directors may, before declaring a dividend, set aside out of the profits of the Company such moneys as they think proper as a reserve or reserves which will be applicable for meeting contingencies or equalizing dividends, or for any other purpose to which the profits of the Company may be properly applied, and the moneys may, pending this application, either be employed in the business of the Company or be invested as the Directors think fit.

18.4 No dividends bear interest against the Company.

18.5 The Directors may deduct from any dividend payable to a member all sums of money presently owing by that member to the Company.

18.6 The transfer of shares does not, as against the Company, transfer the right to any dividend declared thereon before the registration of the transfer.

18.7 The Directors may, with the approval of the members declare a dividend to be paid wholly or in part by distribution of specific assets including without limitation paid up shares or debentures of the Company and any other corporation.

18.8 The Directors may settle any difficulty which may arise in regard to a distribution as they think expedient, and in particular may issue fractional certificates, may fix the value for the distribution of any specific assets and may determine that cash payments will be made to any member upon the basis of the value so fixed or that fractions of less than $1.00 will be disregarded in order to adjust the rights of all parties.

PART 19 - ACCOUNTING RECORDS

19.1 The Directors will cause to be kept books of account, accounting records and such other records as are necessary to comply with the provisions of statutes applicable to the Company.

19.2 The books and records will be kept at such place or places as the Directors may think fit and will be open to inspection by the Directors.

PART 20 - NOTICES

20.1 Any notice may be given by the Company to any member or director either by hand delivery to him at his Registered Address, by sending it by prepaid post to him at his Registered Address or by electronic facsimile to a number given by a member or director to the Company as his facsimile number.

20.2 A notice sent by prepaid post is deemed to be delivered to a person in British Columbia 48 hours after sending, to a person in Canada other than British Columbia 72 hours after sending, and to a person outside of Canada 168 hours after sending. A notice hand delivered or delivered by facsimile transmission is deemed to be delivered 2 hours after delivery or transmission, as the case may be.

20.3 If a share is held by two or more members, a notice sent to the holder named first in the register of members is effectively given to all the holders thereof.

20.4 A notice may be given by the Company to the person entitled to a share because of the death or bankruptcy of a member by sending it by prepaid post or electronic facsimile transmission or other means of electronic communication capable of producing a printed copy addressed to the person by name, or by the title of the representative of the deceased member or trustee of the bankrupt member, or by any like description, at the address supplied for that purpose, or, if no address is supplied, at the Registered Address of the member.

PART 21 - RECORD DATES

21.1 The Directors may fix a date (the "Record Date") within the period permitted by the Company Act for the purpose of determining the identity of persons entitled to receive notice of any meeting, to attend or vote at any meeting, to receive a dividend, to exercise a right to purchase shares, or for any other proper purpose. Only those persons whose names appear on the records of the Company on the Record Date will be included for the purposes described in determining the Record Date.

21.2 If no Record Date is fixed by the Directors for the determination of members entitled to notice, or to vote, or of members entitled to receive payment of a dividend or for any other purpose, the date on which notice of the meeting is mailed or on which the resolution of the directors declaring the dividend is adopted, respectively, is the record date for the determination.

PART 22 - SPECIAL RIGHTS AND RESTRICTIONS

22.1 The holders of the Preferred shares shall be entitled to receive notice of, to attend and to vote at meetings of the Members of the Company.

22.2 The holders of the Preferred shares shall in each year, in the discretion of the Directors, but always in preference and in priority to any payment of dividends on the Common shares, be entitled, out of any or all profits or surplus available for dividends, to fix preferential cumulative dividends at a rate per annum as determined by the Directors on the amount paid up on the Preferred shares. No dividends shall be declared or paid or set aside on the Common shares in any fiscal year until all declared but unpaid dividends for that fiscal year and all prior fiscal years on the Preferred shares have been paid. The holders of the Preferred shares shall not be entitled to any dividend other than or in excess of the fixed preferential cumulative dividends at the rate per annum hereinbefore provided for.

22.3 Each issued and fully paid Preferred share may, at any time, for up to three (3) years from the date of issue of the Preferred share, at the option of the holder thereof, be converted into Common shares at a price per

Common share as is determined by the directors and approved by the Company's regulatory authorities (the "Conversion Rate"). The conversion privilege herein provided for may be exercised by notice in writing given to the Company accompanied by the certificates representing the Preferred shares in respect of which the holder thereof desires to exercise such right of conversion and such notice shall be signed by the person registered on the books of the Company as the holder of the Preferred shares in respect of which such right is being exercised or by his duly authorized agent and shall specify the number of Preferred shares which the holder desires to have converted. The holder shall also pay any governmental or other tax imposed in respect of such transaction. Upon receipt of such notice and certificates the Company shall issue a certificate representing fully paid Common shares upon the basis above described and in accordance with the provisions hereof to the holder of the Preferred shares represented by the certificates accompanying such notice and, if less than all of the Preferred shares represented by any certificate are to be converted, the holder shall be entitled to receive a new certificate for the Preferred shares represented by the original certificate which are not to be converted.

22.4 In case the Company shall:

       (a) declare a dividend or make a distribution on its Common shares in shares;

       (b) subdivide its outstanding Common shares into a greater number of shares; or

       (c) consolidate its outstanding Common shares into a smaller number of shares,

(any such event being herein called a "Common Share Reorganization"), the Conversion Rate thereafter shall be proportionately adjusted so that conversion of the Preferred shares, or any part thereof, after such time shall be entitled to receive Common shares of equal value to the Common shares which it would have owned or been entitled to receive had the Preference shares been converted immediately prior to such Common Share Reorganization.

22.5 All shares resulting from any conversion of issued and fully paid Preferred shares into Common shares shall be deemed to be fully paid and non-assessable, and the Preferred shares so converted shall be restored to the status of authorized but unissued Preferred shares. The Company shall not issue any Common shares if after such issuance the number of authorized but unissued Common shares would be insufficient to satisfy the conversion privileges in Article
22.3 hereof in the event that all the Preferred shares outstanding from time to time were converted into Common shares in accordance with the provisions of such Article.

22.6 In the event of any liquidation, dissolution, bankruptcy or winding up of the Company, holders of Preferred shares shall be entitled to receive ratably and in priority to any distribution to holders of Common shares the full paid up capital value per share held by them plus the amount of all dividends declared in such Preferred shares and unpaid, but there shall be no further participation in the assets of the Company by the holders of Preferred shares; all assets remaining after payment to the holders of Preferred shares as aforesaid will be distributed ratably among the holders of the Common shares.

INDEX TO ARTICLES



ACCOUNTING RECORDS.......................................................  19.1, 19.2

AUDITORS........................................................................  9.7

BORROWING POWERS................................................................  8.1

CAPITAL, INCREASE OF............................................................  3.5

DEBENTURES......................................................................  8.2
            Register of.........................................................  8.3

DIRECTORS
            Additional, Appointment of.........................................  13.4
            Alternate, Appointment of..........................................  13.5
            Committees of......................................................  14.8
            Conflict of Interest...............................................  14.5
            Delegation of Powers...............................................  14.8
            Disqualification of................................................  14.9
            Election of.................................................  13.1 - 13.3
            Indemnification of....................................  12.5, 17.1 - 17.3
            Insurance..........................................................  17.4
            Liability of.......................................................  17.1
            Qualifications...............................................  12.2, 13.2
            Number of..........................................................  12.1
            Proceedings Generally......................................  14.1 - 14.10
                        Chairman....................................  14.3, 14.7 16.1
                        Consent Resolution....................................  14.10
                        Majority...............................................  14.3
                        Notice.................................................  14.2
                        Quorum.................................................  14.4
                        Meetings by telephone, etc............................  14.11
            Remuneration.......................................................  12.5
            Resolution in Writing.............................................  14.10
            Vacancy............................................................  14.6
            Validation of Acts.................................................  14.9

DIVIDENDS
            Declaration of.....................................................  18.1
            Deductions from....................................................  18.5
            Distributions of.............................................  18.2, 18.8
            Interest...........................................................  18.4
            Manner of Payment..................................................  18.7
            Reserves...........................................................  18.3
            Transfer of Shares.................................................  18.6

GENERAL MEETINGS
            Adjournment of.....................................................  10.6
            Casting Vote.......................................................  10.9
            Chairman at..................................................  10.4, 10.5
            Dates of............................................................  9.1
            Notice of.........................................  9.4 - 9.5, 10.3, 10.6
            Poll..................................................  10.7, 10.8, 10.10
            Proceedings at.............................................  10.1 - 10.10
            Proxies.....................................................  11.6 - 11.9
                        Form of................................................  11.8
            Quorum......................................................  10.1 - 10.3
                        If no quorum...........................................  10.3
            Requisition of......................................................  9.1
            Voting at..................................................  10.7 - 10.10
                        ..................................................11.1 - 11.7
            Voting Rights...............................................  11.1 - 11.7
                        For Joint Holders......................................  11.3
                        Waiver of...............................................  9.2

MEMBERS, NUMBER OF.............................................................  22.1

NOTICES.................................................................  20.1 - 20.4

OFFICERS.......................................................................  16.1

PREFERRED SHARES, SPECIAL RIGHTS AND RESTRICTIONS.......................  22.1 - 22.6

RECORD DATES...................................................................  21.1

SEAL....................................................................  15.1 - 15.2

SHARE
            Certificates........................................................  2.1
            Commission..........................................................  3.2
            Consideration for...................................................  3.3
            Delivery of.........................................................  2.2
            Form of.............................................................  2.1
            Issue of.......................................................  3.1, 3.4
            Offer to Public....................................................  22.2
            Register of...................................................  6.1 - 6.3
            Redemption of.................................................  7.1 - 7.3
            Rights and Restrictions..............................................  22
            Transfer of...................................................  4.1 - 4.5
            Transmission of...............................................  5.1 - 5.6

                                  EXHIBIT "C"

                              SMARTIRE SYSTEMS INC.
                        1999 INCENTIVE COMPENSATION PLAN


1. PURPOSE

The purpose of this 1999 Incentive Compensation Plan of SmarTire Systems Inc. is to advance the interests of the Company (as herein defined) by encouraging Eligible Employees (as herein defined) to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnishing them with additional incentive to advance the interests of the Company in the conduct of their affairs.

2. DEFINITIONS

As used herein, the following definitions shall apply:

       (a) "Administrator" means the Board or a Committee of the Board duly appointed by the Board as the Administrator hereof.

       (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in the Securities Act.

       (c) "Applicable Laws" means the legal requirements relating to the administration of incentive compensation plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Securities Act, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

       (d) "Award" means the grant of Performance Shares or other right or benefit under the Plan.

       (e) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

       (f)    "Board" means the Board of Directors of the Company.

       (g) "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for `Cause' as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's:

              (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity;

              (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability);

              (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity;

              (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or

              (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

       (h) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

              (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept, or

              (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

       (i) "Committee" means any committee appointed by the Board to administer the Plan.

       (j)    "Common Stock" means the common stock of the Company.

       (k)    "Company" means SmarTire Systems Inc., a British Columbia company.

       (l) "Consultant" means any person (other than an Employee or solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

       (m) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause 2.(h)(ii) who were still in office at the time such election or nomination was approved by the Board.

       (n) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee or Consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or
              (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. No such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

       (o)    "Corporate Transaction" means any of the following transactions:

              (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is organized;

              (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

              (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

       (p) "Director" means a member of the Board or the board of directors of any Related Entity.

       (q) "Disability" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

       (r) "Eligible Employee" means any person who is an Employee or a Consultant.

       (s) "Employee" means any person, including an Officer or Director, who is a full-time or part-time employee of the Company or any Related Entity.

       (t) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

              (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the average closing price for a Share for the last seven (7) market trading days prior to the time of the determination (or, if no closing price was reported on those days, on the last seven trading days on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the NASDAQ National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the NASDAQ Small Cap Market for the seven (7) days prior to the time of the determination (or, if no such prices were reported on those days, on the last seven days on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

              (ii) In the absence of an established market for the Common Stock of the type described in 2.(t)(i), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

       (u) "Grantee" means an Eligible Employee who receives an Award pursuant to an Award Agreement under the Plan.

       (v)    "Insider" means:

              (i)    a Director or Senior Officer of the Company;

              (ii) a Director or Senior Officer of a person that is itself an Insider or Subsidiary of the Company;

              (iii)  a person that has:

                      A. direct or indirect beneficial ownership of,

                      B. control or direction over, or

                      C. a combination of direct or indirect beneficial
                         ownership of and control or direction over

                      securities of the Company carrying more than 10% of the voting rights attached to all the Company's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution, or

              (iv) the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities.

       (w) "Officer" means a person who is an officer, including a Senior Officer, of the Company or a Related Entity within the meaning prescribed to under the Securities Act and the rules and regulations promulgated thereunder.

       (x) "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

       (y) "Parent" means a "parent corporation", whether now or hereafter existing, which holds a majority of the voting shares of the Company.

       (z) "Performance Shares" means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

       (aa) "Performance Units" means an Award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

       (bb) "Plan" means this 1999 Incentive Compensation Plan as approved by Board consent with effect from August 1, 1999.

       (cc) "Related Entity" means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

       (dd) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

       (ee) "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

       (ff) "Securities Act" means the British Columbia Securities Act, R.S.B.C. 1996, as amended.

       (gg)   "Senior Officer" means:

              (i) the chair or vice chair of the Board, the president, a vice-president, the secretary, the treasurer or the general manager of the Company;

              (ii) any individual who performs functions for a person similar to those normally performed by an individual occupying any office specified in paragraph 2.(gg)(i) above, and

              (iii) the five (5) highest paid employees of the Company, including any individual referred to in paragraph 2.(gg)(i) or 2.(gg)(ii) and excluding a commissioned salesperson who does not act in a managerial capacity.

       (hh)   "Share" means a share of the Common Stock.

       (ii) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as determined by British Columbia corporate law.

       (jj) "Stock Incentive Plan" means the 1998 Stock Incentive Plan (Non-U.S.) and 1998 Stock Incentive Plan (U.S.) and any subsequent such plans approved by the shareholders of the Company.

       (kk) "Related Entity Disposition" means the sale, distribution or other disposition by the Company of all or substantially all of the Company's interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity.

3. OPTIONS ISSUED UNDER THE PLAN

All Options issued under the Plan shall be subject to the provisions of the Stock Incentive Plan.

4. ADMINISTRATION

       (a)    Plan Administrator

              (i) Administration with Respect to Eligible Employees. With respect to grants of Awards to Eligible Employees, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

              (ii) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection 4.(a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

       (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

              (i) to select the Eligible Employees to whom Awards may be granted from time to time hereunder;

              (ii) to determine whether and to what extent Awards are granted hereunder;

              (iii) to determine the number of Performance Shares or the amount of other consideration to be covered by each Award granted hereunder;

              (iv) to approve forms of Award Agreements for use under the Plan;

              (v) to determine the terms and conditions of any Award granted hereunder;

              (vi) to suspend the right of an Eligible Employee to receive an Award for any reason that the Administrator considers in the best interest of the Company;

              (vii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favourable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

              (viii) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

       (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons. However, the Board reserves the right to override such decisions, determinations and interpretations of the Administrator.

5. ELIGIBILITY

Awards may be granted to Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards.

6. TERMS AND CONDITIONS OF AWARDS

       (a) Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Eligible Employee that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Performance Shares,
              (ii) an Option, (iii) a SAR or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, (iv) cash or (v) any other security with the value derived from the value of the Shares. Such Awards may include, without limitation, cash, Shares, Options, SARs, Restricted Stock, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

       (b) Designation of Award. Each Award shall be designated in the Award Agreement.

       (c) Conditions of Award. Subject to the terms of the Plan and Applicable Laws, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, economic value added, market value added, achievement of individual or corporate objectives, or other measures of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

       (d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

       (e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

       (f) Award Exchange Programs. The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

       (g) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

       (h) Term of Award. The term of each Award shall be the term stated in the Award Agreement.

       (i) Transferability of Awards. Awards shall be transferable to the extent provided in the Award Agreement.

       (j) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

       (k) Termination of Continuous Service. If Continuous Service is terminated by the Company or a Related Party for Cause, or by a Grantee voluntarily, any unvested benefits under the Plan will expire. If Continuous Service is terminated by retirement, death or Disability of a Grantee, or by the Company for other than Cause, unvested benefits will be earned in accordance with the vesting schedule in the Award Agreement.

7. CONDITIONS UPON ISSUANCE OF SHARES

       (a) Shares shall not be issued pursuant to an Award unless such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

       (b) As a condition to an Award, the Company may require the person receiving Performance Shares to represent and warrant at the time of any such Award that the Shares are only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

8. CORPORATE TRANSACTIONS/CHANGES IN CONTROL/RELATED ENTITY DISPOSITIONS

Except as may be provided in an Award Agreement the Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction, Change in Control or Related Entity Disposition or at the time of an actual Corporate Transaction, Change in Control or Related Entity Disposition at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full automatic vesting of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction, Change in Control or Related Entity Disposition, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction, Change in Control or Related Entity Disposition. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Change in Control or Related Entity Disposition shall remain fully vested or released until the termination of the Award. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate unless assumed by the successor company or its parent.

9. EFFECTIVE DATE AND TERM OF PLAN

The Plan shall become effective as of August 1, 1999. It shall continue in effect until November 30, 2002 unless sooner terminated.

10. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

       (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

       (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

       (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 10.(a), above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

11. NO EFFECT ON TERMS OF EMPLOYMENT/CONSULTING RELATIONSHIP

The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the Company's right to terminate the Grantee's Continuous Service at any time, with or without Cause.

12. NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS

Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.

13. GOVERNING LAW

The Plan shall be governed by the laws of the Province of British Columbia and the laws of Canada applicable therein; provided, however, that any Award Agreement may provide by its terms that it shall be governed by the laws of any other jurisdiction as may be deemed appropriate by the parties thereto.

                                  EXHIBIT "D"

                              SMARTIRE SYSTEMS INC.

                      2000 STOCK INCENTIVE PLAN (NON-U.S.)

1. PURPOSE

The purpose of this 2000 Non-U.S. Stock Incentive Plan of SmarTire Systems Inc. (the "Company") is to advance the interests of the Company by encouraging Eligible Employees (as herein defined) to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnish them with additional incentive in their efforts of the Company in the conduct of their affairs.

This Plan is specifically designed for Eligible Employees of the Company who are not residents of the United States and/or subject to taxation in the United States, although Awards under this Plan may be issued to other Eligible Employees.

2. DEFINITIONS

As used herein, the following definitions shall apply:

       (a) "Administrator" means the Board or a Committee of the Board duly appointed by the Board as the Administrator hereof;

       (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in the Securities Act.

       (c) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Securities Act, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

       (d) "Award" means the grant of an Option, SAR, Restricted Stock or other right or benefit under the Plan.

       (e) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

       (f)    "Board" means the Board of Directors of the Company.

       (g) "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for `Cause' as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's:

              (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity;

              (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability);

              (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity;

              (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or

              (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

       (h) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

              (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept, or

              (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

       (i) "Committee" means any committee appointed by the Board to administer the Plan.

       (j)    "Common Stock" means the common stock of the Company.

       (k)    "Company" means SmarTire Systems Inc., a British Columbia company.

       (l) "Consultant" means any person (other than an Employee or, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

       (m) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

       (n) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or
              (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Options, no such leave may exceed ninety
              (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

       (o)    "Corporate Transaction" means any of the following transactions:

              (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is organized;

              (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

              (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

       (p) "Director" means a member of the Board or the board of directors of any Related Entity.

       (q) "Disability" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

       (r) "Eligible Employee" means any person who is an Officer, a Director, an Employee or a Consultant.

       (s) "Employee" means any person, including an Officer or Director, who is a full-time or part-time employee of the Company or any Related Entity.

       (t) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

              (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or
                     (B) if the Common

                     Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

              (ii) In the absence of an established market for the Common Stock of the type described in 2.(s)(i), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

       (u) "Grantee" means an Eligible Employee who receives an Award pursuant to an Award Agreement under the Plan.

       (v)    "Insider" means:

              (i)    a Director or Senior Officer of the Company;

              (ii) a Director or Senior Officer of a person that is itself an Insider or Subsidiary of the Company;

              (iii)  a person that has:

                     A. direct or indirect beneficial ownership of,

                     B. control or direction over, or

                     C. a combination of direct or indirect beneficial ownership of and control or direction

                     over securities of the Company carrying more than 10% of the voting rights attached to all the Company's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution, or

              (iv) the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities.

       (w) "Officer" means a person who is an officer, including a Senior Officer, of the Company or a Related Entity within the meaning prescribed to under the Securities Act and the rules and regulations promulgated thereunder.

       (x) "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

       (y) "Parent" means a "parent corporation", whether now or hereafter existing, which holds a majority of the voting shares of the Company.

       (z) "Performance Shares" means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

       (aa) "Performance Units" means an Award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

       (bb)   "Plan" means this 2000 Stock Incentive Plan.

       (cc) "Related Entity" means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

       (dd) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

       (ee) "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

       (ff) "Securities Act" means the British Columbia Securities Act, R.S.B.C. 1996, as amended.

       (gg)   "Senior Officer" means:

              (i) the chair or vice chair of the Board, the president, a vice-president, the secretary, the treasurer or the general manager of the Company;

              (ii) any individual who performs functions for a person similar to those normally performed by an individual occupying any office specified in paragraph 2.(ff)(i) above, and

              (iii) the five (5) highest paid employees of the Company, including any individual referred to in paragraph 2.(ff)(i) or 2.(ff)(ii) and excluding a commissioned salesperson who does not act in a managerial capacity.

       (hh)   "Share" means a share of the Common Stock.

       (ii) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as determined by British Columbia corporate law.

       (jj) "Related Entity Disposition" means the sale, distribution or other disposition by the Company of all or substantially all of the Company's interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity.

3. STOCK SUBJECT TO THE PLAN

Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Options) is Eight Hundred Thousand (800,000) Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

Any Shares covered by an Award (or portion of an Award) which is forfeited or cancelled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if Shares are forfeited or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

No Insider of the Company is eligible to receive an Award where:

       (a) Insiders are not Directors or Senior Officers of the Company and receiving Options as Consultants of the Company;

       (b) any Award, together with all of the Company's other previously established or proposed Awards could result at any time in:

              (i) the number of Shares reserved for issuance pursuant to Options granted to Insiders exceeding 10% of the outstanding issue of Common Stock; or

              (ii) the issuance to Insiders, within a one year period of a number of Shares exceeding 10% of the outstanding issue of the Common Stock;

provided, however, that this restriction on the eligibility of Insiders to receive an Award will cease to apply if it is no longer required under any Applicable Laws.

4. ADMINISTRATION

       (a)    Plan Administrator

              (i) Administration with Respect to Eligible Employees. With respect to grants of Awards to Eligible Employees, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

              (ii) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection 4.(a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

       (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

              (i) to select the Eligible Employees to whom Awards may be granted from time to time hereunder;

              (ii) to determine whether and to what extent Awards are granted hereunder;

              (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

              (iv) to approve forms of Award Agreements for use under the Plan;

              (v) to determine the terms and conditions of any Award granted hereunder;

              (vi) to amend the terms of any outstanding Award granted under the Plan, including a reduction in the exercise price (or base amount on which appreciation is measured) of any Award to reflect a reduction in the Fair Market Value of the Common Stock since the grant date of the Award, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

              (vii) the Administrator shall have the right to suspend the right of a holder to exercise all or part of a stock option for any reason that the Administrator considers in the best interest of the Company;

              (viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favourable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

              (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

       (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

5. ELIGIBILITY

Options and Awards other than Options may be granted to Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards.

6. TERMS AND CONDITIONS OF AWARDS

              (a) Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Eligible Employee that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, (iii) a SAR or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iv) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

              (b) Designation of Award. Each Award shall be designated in the Award Agreement.

              (c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total shareholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measures of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

              (d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

              (e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

              (f) Award Exchange Programs. The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

              (g) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

              (h) Individual Option and SAR Limit. The maximum number of Shares with respect to which Options and SARs may be granted to any Employee in any fiscal year of the Company shall be five percent (5%) of the outstanding Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below.

              (i) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Eligible Employee to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favour of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

              (j) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Option shall be no more than ten (10) years from the date of grant thereof.

              (k) Transferability of Awards. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee's Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. Other Awards shall be transferable to the extent provided in the Award Agreement.

              (l) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

7. AWARD EXERCISE OR PURCHASE PRICE, CONSIDERATION, TAXES AND RELOAD OPTIONS

       (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as determined by the Administrator in compliance with the Applicable Laws.

       (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

              (i)    cash;

              (ii)   check;

              (iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator); or

              (iv)   any combination of the foregoing methods of payment.

       (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

       (d) Reload Options. In the event the exercise price or tax withholding of an Option is satisfied by the Company or the Grantee's employer withholding Shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, with terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the Plan.

8. EXERCISE OF AWARD

       (a)    Procedure for Exercise; Rights as a Shareholder.

              (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

              (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

       (b)    Exercise of Award Following Termination of Continuous Service.

              (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

              (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

       (c) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

9. CONDITIONS UPON ISSUANCE OF SHARES

       (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

       (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other reorganization transaction with respect to Common Stock; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration. Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11. CORPORATE TRANSACTIONS/CHANGES IN CONTROL/RELATED ENTITY DISPOSITIONS

Except as may be provided in an Award Agreement the Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction, Change in Control or Related Entity Disposition or at the time of an actual Corporate Transaction, Change in Control or Related Entity Disposition and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction, Change in Control or Related Entity Disposition, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction, Change in Control or Related Entity Disposition. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Change in Control or Related Entity Disposition, shall remain fully exercisable until the expiration or sooner termination of the Award. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate unless assumed by the successor company or its parent.

12. EFFECTIVE DATE AND TERM OF PLAN

The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

       (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

       (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

       (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 13.(a), above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

14. RESERVATION OF SHARES

       (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

       (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. NO EFFECT ON TERMS OF EMPLOYMENT/CONSULTING RELATIONSHIP

The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the Company's right to terminate the Grantee's Continuous Service at any time, with or without cause.

16. NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS

Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.

17. SHAREHOLDER APPROVAL

The Plan shall be subject to the Plan's approval by the shareholders of the Company within twelve (12) months from the date the Plan is adopted by the Company's Board of Directors. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Awards under the Plan prior to approval by the shareholders, but until such approval is obtained, no such Award shall be exercisable. In the event that shareholder approval is not obtained within the twelve (12) month period provided above, all Awards previously granted under the Plan shall be cancelled and of no force or effect.

18. GOVERNING LAW

The Plan shall be governed by the laws of the Province of British Columbia and the laws of Canada applicable therein; provided, however, that any Award Agreement may provide by its terms that it shall be governed by the laws of any other jurisdiction as may be deemed appropriate by the parties thereto.

                                  EXHIBIT "E"

                              SMARTIRE SYSTEMS INC.

                        2000 STOCK INCENTIVE PLAN (U.S.)

1. PURPOSE

The purpose of this 2000 U.S. Stock Incentive Plan of SmarTire Systems Inc. (the "Company") is to advance the interests of the Company by encouraging Eligible Employees (as herein defined) to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnish them with additional incentive in their efforts of the Company in the conduct of their affairs.

This Plan is specifically designed for Eligible Employees of the Company who are residents of the United States and/or subject to taxation in the United States, although Awards under this Plan may be issued to other Eligible Employees.

2. DEFINITIONS

As used herein, the following definitions shall apply:

       (a) "Administrator" means the Board or a Committee of the Board duly appointed by the Board as the Administrator hereof;

       (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

       (c) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

       (d) "Award" means the grant of an Option, SAR, Restricted Stock or other right or benefit under the Plan.

       (e) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

       (f)    "Board" means the Board of Directors of the Company.

       (g) "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for `Cause' as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's:

              (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity;

              (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability);

              (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity;

              (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or

              (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

       (h) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

              (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept, or

              (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

       (i)    "Code" means the U.S. Internal Revenue Code of 1986, as amended.

       (j) "Committee" means any committee appointed by the Board to administer the Plan.

       (k)    "Common Stock" means the common stock of the Company.

       (l)    "Company" means SmarTire Systems Inc., a British Columbia company.

       (m) "Consultant" means any person (other than an Employee or, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

       (n) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

       (o) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or
              (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Options, no such leave may exceed ninety
              (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

       (p)    "Corporate Transaction" means any of the following transactions:

              (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is organized;

              (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

              (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

       (q) "Covered Employee" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code.

       (r) "Director" means a member of the Board or the board of directors of any Related Entity.

       (s) "Disability" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

       (t) "Eligible Employee" means any person who is an Officer, a Director, an Employee or a Consultant.

       (u) "Employee" means any person, including an Officer or Director, who is a full-time or part-time employee of the Company or any Related Entity.

       (v) "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

       (w) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

              (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or
                     (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

              (ii) In the absence of an established market for the Common Stock of the type described in paragraph 2.(w)(i), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

       (x) "Grantee" means an Eligible Employee who receives an Award pursuant to an Award Agreement under the Plan.

       (y)    "Incentive Stock Option" means an Option within the meaning of
              Section 422 of the Code.

       (z)    "Insider" means:

              (i)    a Director or Senior Officer of the Company;

              (ii) a Director or Senior Officer of a person that is itself an Insider or Subsidiary of the Company;

              (iii)  a person that has:

                     A. direct or indirect beneficial ownership of,

                     B. control or direction over, or

                     C. a combination of direct or indirect beneficial ownership of and control or direction over

                     securities of the Company carrying more than 10% of the voting rights attached to all the Company's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution, or

              (iv) the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities.

       (aa) "Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option.

       (bb) "Officer" means a person who is an officer, including a Senior Officer, of the Company or a Related Entity within the meaning of
              Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

       (cc) "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

       (dd) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

       (ee) "Performance - Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

       (ff) "Performance Shares" means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

       (gg) "Performance Units" means an Award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

       (hh)   "Plan" means this 2000 Stock Incentive Plan.

       (ii) "Related Entity" means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

       (jj) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

       (kk) "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

       (ll)   "Senior Officer" means:

              (i) the chair or vice chair of the Board, the president, a vice-president, the secretary, the treasurer or the general manager of the Company;

              (ii) any individual who performs functions for a person similar to those normally performed by an individual occupying any office specified in paragraph 2.(ll)(i) above, and

              (iii) the five (5) highest paid employees of the Company, including any individual referred to in paragraph 2.(ll)(i) or 2.(ll)(ii) and excluding a commissioned salesperson who does not act in a managerial capacity.

       (mm)   "Share" means a share of the Common Stock.

       (nn) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

       (oo) "Related Entity Disposition" means the sale, distribution or other disposition by the Company of all or substantially all of the Company's interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity.

3. STOCK SUBJECT TO THE PLAN

Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Options) is Two Hundred Thousand (200,000) Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

Any Shares covered by an Award (or portion of an Award) which is forfeited or cancelled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if Shares are forfeited or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

No Insider of the Company is eligible to receive an Award where:

       (a) Insiders are not Directors or Senior Officers of the Company and receiving Options as Consultants of the Company;

       (b) any Award, together with all of the Company's other previously established or proposed Awards could result at any time in:

              (i) the number of Shares reserved for issuance pursuant to Options granted to Insiders exceeding 10% of the outstanding issue of Common Stock; or

              (ii) the issuance to Insiders, within a one year period of a number of Shares exceeding 10% of the outstanding issue of the Common Stock;

provided, however, that this restriction on the eligibility of Insiders to receive an Award will cease to apply if it is no longer required under any Applicable Laws.

4. ADMINISTRATION

       (a)    Plan Administrator

              (i) Administration with Respect to Eligible Employees. With respect to grants of Awards to Eligible Employees, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

              (ii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as

                     Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

              (iii) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection 4.(a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

       (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

              (i) to select the Eligible Employees to whom Awards may be granted from time to time hereunder;

              (ii) to determine whether and to what extent Awards are granted hereunder;

              (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

              (iv) to approve forms of Award Agreements for use under the Plan;

              (v) to determine the terms and conditions of any Award granted hereunder;

              (vi) to amend the terms of any outstanding Award granted under the Plan, including a reduction in the exercise price (or base amount on which appreciation is measured) of any Award to reflect a reduction in the Fair Market Value of the Common Stock since the grant date of the Award, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

              (vii) the Administrator shall have the right to suspend the right of a holder to exercise all or part of a stock option for any reason that the Administrator considers in the best interest of the Company;

              (viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favourable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

              (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

       (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

5. ELIGIBILITY

Options and Awards other than Options may be granted to Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards.

6. TERMS AND CONDITIONS OF AWARDS

       (a) Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Eligible Employee that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, (iii) a SAR or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iv) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

       (b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

       (c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total shareholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measures of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

       (d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

       (e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

       (f) Award Exchange Programs. The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

       (g) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

       (h) Individual Option and SAR Limit. The maximum number of Shares with respect to which Options and SARs may be granted to any Employee in any fiscal year of the Company shall be five percent (5%) of the outstanding Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below.

       (i) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Eligible Employee to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favour of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

       (j) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

       (k) Transferability of Awards. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee's Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. Other Awards shall be transferable to the extent provided in the Award Agreement.

       (l) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

7. AWARD EXERCISE OR PURCHASE PRICE, CONSIDERATION, TAXES AND RELOAD OPTIONS

       (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

              (i)    In the case of an Incentive Stock Option:

                      A. granted to an Eligible Employee who, at the time of the grant of such Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                      B. granted to any Eligible Employee other than an Eligible
                         Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator.

              (iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

              (iv) In the case of other Awards, such price as is determined by the Administrator.

       (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

              (i)    cash;

              (ii)   check;

              (iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator); or

              (iv)   any combination of the foregoing methods of payment.

       (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

       (d) Reload Options. In the event the exercise price or tax withholding of an Option is satisfied by the Company or the Grantee's employer withholding Shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, with terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the Plan.

8. EXERCISE OF AWARD

       (a)    Procedure for Exercise; Rights as a Shareholder.

              (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

              (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

       (b)    Exercise of Award Following Termination of Continuous Service.

              (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

              (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the

                     Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

              (iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

       (c) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

9. CONDITIONS UPON ISSUANCE OF SHARES

       (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

       (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other reorganization transaction with respect to Common Stock to which Section 424(a) of the Code applies; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11. CORPORATE TRANSACTIONS/CHANGES IN CONTROL/RELATED ENTITY DISPOSITIONS

Except as may be provided in an Award Agreement:

       (a) The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction, Change in Control or Related Entity Disposition or at the time of an actual Corporate Transaction, Change in Control or Related Entity Disposition and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction, Change in Control or Related Entity Disposition, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction, Change in Control or Related Entity Disposition. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Change in Control or Related Entity Disposition, shall remain fully exercisable until the expiration or sooner termination of the Award. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate unless assumed by the successor company or its parent.

       (b) The portion of any Option accelerated under this Section 11 in connection with a Corporate Transaction, Change in Control or Related Entity Disposition shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

12. EFFECTIVE DATE AND TERM OF PLAN

The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

       (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

       (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

       (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 13.(a), above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

14. RESERVATION OF SHARES

       (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

       (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. NO EFFECT ON TERMS OF EMPLOYMENT/CONSULTING RELATIONSHIP

The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the Company's right to terminate the Grantee's Continuous Service at any time, with or without cause.

16. NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS

Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement-Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

17. SHAREHOLDER APPROVAL

The Plan shall be subject to the Plan's approval by the shareholders of the Company within twelve (12) months from the date the Plan is adopted by the Company's Board of Directors. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Awards under the Plan prior to approval by the shareholders, but until such approval is obtained, no such Award shall be exercisable. In the event that shareholder approval is not obtained within the twelve (12) month period provided above, all Awards previously granted under the Plan shall be cancelled and of no force or effect.

18. GOVERNING LAW

The Plan shall be governed by the laws of the Province of British Columbia and the laws of Canada applicable therein; provided, however, that any Award Agreement may provide by its terms that it shall be governed by the laws of any other jurisdiction as may be deemed appropriate by the parties thereto.

                                     PROXY

ANNUAL AND EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF SMARTIRE SYSTEMS INC., TO BE HELD AT THE OFFICES OF CLARK, WILSON, SUITE 800 - 885 WEST GEORGIA STREET, VANCOUVER, BC ON DECEMBER 5, 2000 AT 9:00 O'CLOCK IN THE FORENOON


THE UNDERSIGNED SHAREHOLDER OF THE COMPANY HEREBY APPOINTS, Robert Rudman, the President and a Director of the Company, or failing this person, Kevin Carlson, the Secretary and a Director of the Company, or in the place of the foregoing, __________________________, (Print the Name) as proxyholder for and on behalf of the Shareholder with the power of substitution to attend, act and vote for and on behalf of the Shareholder in respect of all matters that may properly come before the Meeting of the Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Shareholder were present at the said Meeting, or any adjournment thereof.






THE UNDERSIGNED SHAREHOLDER HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN TO ATTEND AND VOTE AT SAID MEETING.

SIGN HERE:            _______________________________________

PLEASE PRINT NAME:    _______________________________________

DATE:                 _______________________________________

THIS PROXY MAY NOT BE VALID UNLESS IT IS SIGNED AND DATED.
SEE IMPORTANT INFORMATION & INSTRUCTIONS ON REVERSE.



RESOLUTIONS (For full details of each item, please see the enclosed Notice of Meeting and Information Circular)

                                                                                        For                        Against
1.      To authorize the Directors to fix the remuneration to be paid to the          ________                    __________
        auditor of the Company

2.      To determine the number of Directors at six                                   ________                    __________

3.      To approve a special resolution altering the authorized capital of the
        Company by increasing the number of Common Shares without par value by
        181,251 Common Shares                                                         ________                    __________

4.      To approve a special resolution that the existing Articles of the
        Company be cancelled and that the form of Articles attached as Exhibit
        "B" to the accompanying Proxy Statement and Information Circular be
        adopted as the Articles of the Company                                        ________                    __________

5.      To approve an ordinary resolution to adopt the 1999 Incentive
        Compensation Plan                                                             ________                    __________

6.      To approve an ordinary resolution to adopt the 2000 Stock Incentive Plan      ________                    __________

7.      To approve an ordinary resolution to adopt the 2000 US Stock Incentive
        Plan                                                                          ________                    __________

                                                                                        For                        Withhold


8.      Appointment of Auditors                                                       ________                    __________

9.      To elect LAWRENCE BECERRA as a Director                                       ________                    __________

10.     To elect JOHN BOLEGOH as a Director                                           ________                    __________

11.     To elect KEVIN CARLSON as a Director                                          ________                    __________

12.     To elect BERNARD PINSKY as a Director                                         ________                    __________

13.     To elect ROBERT RUDMAN as a Director                                          ________                    __________

14.     To elect DANA STONEROOK as a Director                                         ________                    __________

=============================================================================================================================

INSTRUCTIONS FOR COMPLETION OF PROXY

1.      THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY.

2. This form of proxy ("Instrument of Proxy") MAY NOT BE VALID UNLESS IT IS SIGNED by the Shareholder or by his attorney duly authorized by him in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and IF EXECUTED BY AN ATTORNEY, OFFICER, OR OTHER DULY APPOINTED REPRESENTATIVE, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. IF THIS INSTRUMENT OF PROXY IS NOT DATED in the space provided, authority is hereby given by the Shareholder for the proxyholder to date this proxy on the date on which it is received by Pacific Corporate Trust Company.

4. A SHAREHOLDER WHO WISHES TO ATTEND THE MEETING AND VOTE ON THE RESOLUTIONS IN PERSON, may do so as follows:

        (a) IF THE SHAREHOLDER IS REGISTERED AS SUCH ON THE BOOKS OF THE COMPANY, simply register the Shareholder's attendance with the scrutineers at the Meeting.

        (b) IF THE SECURITIES OF A SHAREHOLDER are HELD BY A FINANCIAL INSTITUTION, (i) cross off the management appointees' names and insert the Shareholder's name in the blank space provided; (ii) indicate a voting choice for each resolution or, alternatively, leave the choices blank if you wish not to vote until the Meeting; and (iii) sign, date and return the Instrument of Proxy to the financial institution or its agent. At the Meeting, a vote will be taken on each of the resolutions set out on this Instrument of Proxy and the Shareholder's vote will be counted at that time.

5. A SHAREHOLDER WHO IS NOT ABLE TO ATTEND THE MEETING IN PERSON BUT WISHES TO VOTE ON THE RESOLUTIONS, may do either of the following:

        (a) TO APPOINT ONE OF THE MANAGEMENT APPOINTEES named on the Instrument of Proxy, leave the wording appointing a nominee as is, and simply sign, date and return the Instrument of Proxy. Where no choice is specified by a Shareholder with respect to a resolution set out on the Instrument of Proxy, a management appointee acting as proxyholder will vote the securities as if the Shareholder had specified an affirmative vote.

        (b) TO APPOINT ANOTHER PERSON, who need not be a Shareholder of the Company, to vote according to the Shareholder's instructions, cross off the management appointees' names and insert the Shareholder's appointed proxyholder's name in the space provided, and then sign, date and return the Instrument of Proxy. Where no choice is specified by the Shareholder with respect to a resolution set out on the Instrument of Proxy, this Instrument of Proxy confers discretionary authority upon the Shareholder's appointed proxyholder.

6. THE SECURITIES REPRESENTED BY THIS INSTRUMENT OF PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER ON ANY POLL of a resolution that may be called for and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7. If a registered Shareholder has returned the Instrument of Proxy, THE SHAREHOLDER MAY STILL ATTEND THE MEETING and may vote in person should the Shareholder later decide to do so. However, to do so, the Shareholder must record his/her attendance with the scrutineers at the Meeting and revoke the Instrument of Proxy in writing.


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TO BE REPRESENTED AT THE MEETING, THIS INSTRUMENT OF PROXY MUST BE RECEIVED AT
THE OFFICE OF "PACIFIC CORPORATE TRUST COMPANY" BY MAIL OR BY FAX NO LATER THAN 48 HOURS PRIOR TO THE COMMENCEMENT OF THE MEETING (OR IF ADJOURNED OR POSTPONED, ANY RECONVENING THEREOF) OR WITH THE CHAIRMAN OF THE MEETING ON THE DAY OF THE MEETING, OR ANY ADJOURNMENT THEREOF.

The mailing address of Pacific Corporate Trust Company is #830 - 625 Howe Street, Vancouver, BC V6C 3B8, and its fax number is (604)689-8144.

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